UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12

NEPTUNE WELLNESS SOLUTIONS INC.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0 11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Neptune Wellness Solutions Inc. (the “Corporation”):

NOTICE IS HEREBY GIVEN THAT the annual and special meeting of the shareholders (the “Meeting”) of the Corporation will be held solely by means of a remote communication online at https://web.lumiagm.com/408363479 on September 27, 2022 at 10:00 a.m. (Eastern Time), for the following purposes:

1.
to receive the financial statements of the Corporation for the financial year ended March 31, 2022 and the auditor’s report thereon;
2.
to elect the directors of the Corporation for the ensuing year;
3.
to appoint the auditor for the ensuing year and to authorize the directors of the Corporation to fix its compensation;
4.
the adoption of an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the accompanying management information circular and proxy statement (the “Proxy Statement”);
5.
the adoption of an advisory (non-binding) resolution on the frequency of future “say on pay” votes, as more particularly described in the accompanying Proxy Statement;
6.
to consider and, if deemed appropriate, pass, with or without variation, an ordinary resolution confirming and ratifying the adoption of the amended and restated by-laws of the Corporation as described in the accompanying Proxy Statement; and
7.
to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

SIGNED in Laval, Québec, ON August 17, 2022.

By Order of the Board of Directors

/s/ Michael Cammarata

Michael Cammarata

President and Chief Executive Officer

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: August 19, 2022.

Shareholders may exercise their rights by attending the Meeting or by completing a form of proxy. The directors of the Corporation have established August 4, 2022 as the record date for the purpose of determining the Corporation’s shareholders which are entitled to receive notice of and to vote at the Meeting. Should you be unable to attend the Meeting, please complete, date and sign the form of proxy and return it in the envelope provided for that purpose. Should you be unable to attend the Meeting, please complete, date and sign the enclosed form of proxy and return it in the envelope provided for that purpose. To register a proxyholder, Shareholders MUST visit http://www.computershare.com/Neptune no later than 5:00 p.m. (Eastern Time) on September 23, 2022 and provide Computershare Investor Services Inc. with the required proxyholder contact information, so that Computershare Investor Services Inc. may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to attend and vote at the Meeting..

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 27, 2022.

The Corporation’s Notice of 2022 Annual and Special Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Corporation’s website at www.neptunecorp.com in the “Investors” section.

GENERAL INFORMATION ABOUT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

The information contained in this management information circular and proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by the management of Neptune Wellness Solutions Inc. (the “Corporation”, “Neptune”, “we” or “us”) to be used at the annual and special meeting (the “Meeting”) of the shareholders of the Corporation (the “Shareholders”) to be held virtually, on September 27, 2022 at 10:00 a.m. Eastern Time and any adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). The Meeting will be held online at https://web.lumiagm.com/408363479. There will be no physical location for Shareholders and duly appointed proxyholders to attend. It is expected that the solicitation will be made primarily by mail. However, directors, officers and employees of the Corporation may also solicit proxies by telephone, fax or email. The cost of solicitation of proxies will be borne by the Corporation.

All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars.

QUESTIONS ABOUT THE MEETING AND VOTING YOUR SHARES

What are the date, time and place of the Meeting?

The Meeting will be hosted online by way of a live webcast beginning at 10:00 a.m. Eastern Time on September 27, 2022. Shareholders will NOT be able to attend the Meeting in person. A summary of the information Shareholders will need to attend the online Meeting is provided below.

How do I participate in the Meeting virtually?

Shareholders and duly appointed proxyholders can attend the Meeting online by going to https://web.lumiagm.com/408363479.

It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences.

Registered Shareholders and duly appointed proxyholders can participate in the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting.

In order to participate online, Shareholders must have a valid 15-digit control number and proxyholders must have received an email from Computershare Investor Services Inc. (“Computershare”) containing a username. For registered Shareholders, the 15-digit control number located on the form of proxy or in the email notification you received is the username and the password is “neptune2022”. For duly appointed proxyholders, Computershare will provide the proxyholder with a username after the voting deadline has passed. The password is “neptune2022”. Voting at the Meeting will only be available for registered Shareholders and duly appointed proxyholders. Non-registered Shareholders who have not appointed themselves may attend the Meeting by clicking “I am a guest” and completing the online form.

Shareholders who wish to appoint a third-party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (as applicable) prior to registering their proxyholder. Registering the proxyholder is an additional step once a shareholder has submitted their proxy/voting instruction form. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving a username to participate in the Meeting. To register a proxyholder, shareholders MUST visit https://www.computershare.com/Neptune by 5:00 p.m. Eastern Time on September 23, 2022 and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

Registered Shareholders that have a 15-digit control number, along with duly appointed proxyholders who were assigned a username by Computershare will be able to vote and submit questions during the Meeting. To do so, please go to https://web.lumiagm.com/408363479 prior to the start of the Meeting to login. Click on “I have a login” and enter your 15-digit control number or username along with the password “neptune2022”. Non-registered Shareholders who have not appointed themselves to vote at the Meeting may login as a guest, by clicking on “I am a Guest” and complete the online form. Non-registered Shareholders who do not have a 15-digit control number or username will only be able to attend as a guest, which allows them listen to the Meeting; however, they will not be able to vote or submit questions. Please see the information below for an explanation of why certain shareholders may not receive a form of proxy.

If you are using a 15-digit control number to login to the online Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not accept the terms and conditions, in which case you can only enter the Meeting as a guest.

“Notice and Access”

The Corporation has elected to use the "Notice and Access" method of providing your proxy materials via the Internet. This process provides you with a convenient way to access your proxy materials and vote your shares, while also allowing us to conserve natural resources and reduce the costs of printing and shipping the proxy materials to you. On or about September 23, 2022, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials which includes instructions on how to access our proxy statement and our 2022 Annual Report online. The Notice also includes instructions on how to vote via the Internet and how to obtain a paper copy of the proxy materials.

If you are eligible to vote at the Meeting, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting.

To attend and vote at the virtual Meeting, a United States beneficial holder must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or service@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on September 25, 2022. You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/408363479 during the Meeting. Please note that you are required to register your appointment at https://www.computershare.com/Neptune.

Who can vote at the Meeting?

Shareholders registered as at August 4, 2022 (the “Record Date”) are entitled to attend and vote at the Meeting. Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the proxy to attend and vote, deliver their proxies at the place and within the time set forth in this Proxy Statement.

The Corporation’s authorized capital consists of an unlimited number of no par value common shares (the “Common Shares”) and an unlimited number of no par value preferred shares (the “Preferred Shares”), issuable in one or more series.

As at the Record Date, there were a total of 7,989,800 Common Shares issued and outstanding and no Preferred Shares issued and outstanding. Each Common Share entitles its holder to one vote.

How do I appoint a proxyholder?

Shareholders who wish to appoint a third-party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (if applicable) prior to registering your proxyholder. Registering your proxyholder is an additional step once you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a username to participate in the Meeting. To register a proxyholder, Shareholders MUST visit https://www.computershare.com/Neptune by 5:00 p.m. Eastern Time on September 23, 2022 and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

A proxy can be submitted to Computershare either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1, or via the internet at service@computershare.com. The proxy must be deposited with Computershare by no later than 5:00 p.m. Eastern Time on September 23, 2022, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed Meeting. If a Shareholder who has submitted a proxy attends the Meeting via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such Shareholder on a ballot will be counted and the submitted proxy will be disregarded.

Without a username, proxyholders will not be able to vote at the Meeting.

What is the quorum for the Meeting?

The by-laws of the Corporation currently provide that at any meeting of Shareholders, the attendance or by proxy, of Shareholders representing 10% of the Common Shares constitutes a quorum, provided that quorum will not be less than 2 Shareholders. In addition, the NASDAQ rules applicable to the Corporation as a U.S. domestic issuer require a quorum of Shareholders representing at least 33 1⁄3 % of the Common Shares for the Meeting. As described in Proposal No. 5, the board of directors of the Corporation is recommending that the quorum requirement in the Corporation’s by-laws be amended to comply with such NASDAQ rules.

What is the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (i.e., beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your share certificate or in the registers of the Corporation maintained by Computershare. Your proxy form tells you whether you are a registered Shareholder. We mail copies of the Notice of Meeting, this Proxy Statement and the form of proxy directly to registered Shareholders. We have previously mailed our annual report to all registered Shareholders.

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting.

Non-Registered Shareholder

In many cases, Common Shares beneficially owned by a non-registered Shareholder are registered either:

(a)
in the name of an intermediary that the non-registered Shareholder deals with in respect of the Common Shares, such as securities dealers or brokers, banks, trust companies, and trustees or administrators of self-administered RRSPs, RRIFs, RESPs, 401Ks and similar plans; or

(b)
in the name of a clearing agency of which the intermediary is a participant. In accordance with National Instrument 54-101 of the Canadian Securities Administrators, entitled “Communication with Beneficial Owners of Securities of a Reporting Issuer”, and pursuant to Rule 14a-13 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation has distributed copies of the Notice of Meeting and this Proxy Statement (collectively, the “Meeting Materials”) to the clearing agencies and intermediaries for distribution to non-registered Shareholders.

Intermediaries are required to forward the Meeting Materials to non-registered Shareholders, and often use a service provider for this purpose. Non-registered Shareholders will either:

(a)
typically, be provided with a computerized form (often called a “voting instruction form”) which is not signed by the Intermediary and which, when properly completed and signed by the non-registered Shareholder and returned to the intermediary or its service provider, will constitute voting instructions which the Intermediary must follow. The non-registered Shareholder will generally be given a page of instructions which contains a removable label containing a bar-code and other information. In order for the applicable computerized form to validly constitute a voting instruction form, the non-registered Shareholder must remove the label from the instructions and affix it to the computerized form, properly complete and sign the form and submit it to the intermediary or its service provider in accordance with the instructions of the intermediary or its service provider. In certain cases, the non-registered Shareholder may provide such voting instructions to the intermediary or its service provider through the internet or through a toll-free telephone number; or
(b)
less commonly, be given a proxy form which has already been signed by the intermediary (typically by a facsimile, stamped signature), which is restricted to the number of Common Shares beneficially owned by the non-registered Shareholder, but which is otherwise not completed. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the proxy form and submit it to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1.

Under applicable securities laws, a beneficial owner is an "objecting beneficial owner" (or "OBO") if such beneficial owner has or is deemed to have provided instructions to the intermediary holding the securities on such beneficial owner’s behalf objecting to the intermediary disclosing ownership information about the beneficial owner in accordance with such laws. If you are an OBO, you received these materials from your intermediary, or its agent and your intermediary is required to seek your instructions as to how to vote your Common Shares. The Corporation has agreed to pay for intermediaries to deliver to OBOs the proxy-related materials and the relevant voting instruction form. The voting instruction form that is sent to an OBO by the intermediary or its agent should contain an explanation as to how you can exercise your voting rights, including how to attend and vote directly at the Meeting. Please provide your voting instructions to your intermediary as specified in the voting instruction form.

In either case, the purpose of these procedures is to permit non-registered Shareholders to direct the voting of the Common Shares they beneficially own.

If you are a non-registered Shareholder who receives a voting instruction form and who wishes to vote at the Meeting (or have another person attend and vote on your behalf), you should print your name, or that of such other person, on the voting instruction form and return it to the intermediary or its service provider. If you are a non-registered Shareholder who receives a proxy form and who wishes to vote at the Meeting (or have another person attend and vote on your behalf), you should strike out the names of the persons set out in the proxy form and write your name or such other person in the blank space provided and submit it to Computershare at the address set out at (b) above.

In all cases, non-registered Shareholders should carefully follow the instructions of their intermediary, including those regarding when, where and by what means the voting instruction form or proxy form must be delivered.

A non-registered Shareholder may revoke voting instructions which have been given to an intermediary at any time by written notice to the intermediary.

How do I vote?

A registered Shareholder or a non-registered Shareholder who has appointed themselves or a third-party proxyholder to represent them at the Meeting will appear on a list of Shareholders prepared by Computershare, the transfer agent and registrar for the Meeting. To have their Common Shares voted at the Meeting, each registered Shareholder or proxyholder will be required to enter their control number or username provided by Computershare at https://web.lumiagm.com/408363479 prior to the start of the Meeting. In order to vote, non-registered Shareholders who appoint themselves as a proxyholder MUST register with Computershare at https://www.computershare.com/Neptune after submitting their voting instruction form in order to receive a username.

Most non-registered Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form. Registered Shareholders will, and some non-registered Shareholders may, receive a form of proxy. Shareholders should follow the procedures set out below, depending on what type of form they receive.

1. Voting Instruction Form. If you are a non-registered Shareholder and do not wish to attend and vote at the Meeting (or have another person attend and vote on your behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form, so that the intermediary may vote on your behalf.

If you are a non-registered Shareholder who wishes to attend and vote at the Meeting (or have another person attend and vote on your behalf), you must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to you.

Or

2. Form of Proxy. If you are a registered Shareholder, you will receive a form of proxy to be completed, signed and returned in accordance with the directions on the form, if you do not wish to attend and vote at the Meeting (or have another person attend and vote on your behalf).

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Common Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. In such a case, if you are a non-registered Shareholder and do not wish to attend and vote at the Meeting (or have another person attend and vote on your behalf), you must complete the form of proxy and deposit it with Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1. If you are a non-registered Shareholder and you wish to attend and vote at the Meeting (or have another person attend and vote on your behalf), you must strike out the names of the persons named in the proxy and insert your (or such other person’s) name in the blank space provided.

To attend and vote at the virtual Meeting, a United States non-registered beneficial holder must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or service@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on September 23, 2022. You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/408363479 during the Meeting. Please note that you are required to register your appointment at https://www.computershare.com/acasti.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The proxy materials are being sent or made available to both registered and non-registered owners of Common Shares. The Corporation is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Corporation intends to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials.

How do I request a copy of the proxy materials?

To request a printed copy of the proxy materials, please contact your intermediary, if you are a non-registered Shareholder, or if you are a registered Shareholder, contact Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

1.
Proposal No. 1 – To elect the 6 nominees named in this Proxy Statement to the board of directors of the Corporation;
2.
Proposal No. 2 – To appoint KPMG LLP to hold office as the Corporation's auditors until the close of the next annual meeting of Shareholders and to authorize the board of directors of the Corporation to fix their remuneration;
3.
Proposal No. 3 –To adopt an advisory (non-binding) resolution approving the compensation of the named executive officers, as disclosed in this Proxy Statement;
4.
Proposal No. 4 –To adopt an advisory (non-binding) resolution on the frequency of future “say on pay” votes, as described in this Proxy Statement;
5.
Proposal No. 5 – To confirm the adoption of the amended and restated general by-law of the Corporation, as described in this Proxy Statement; and
6.
to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

As of the date of this Proxy Statement, the board of directors of the Corporation (the “Board”) is not aware of any such other business.

How does the Board recommend that I vote?

The Board recommends a vote:

•
“FOR” the election of each of the 6 director nominees named in this Proxy Statement;
•
“FOR” the appointment of KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the Board to fix their remuneration;
•
“FOR” the advisory (non-binding) resolution approving the compensation of the named executive officers, as disclosed in this Proxy Statement;
•
“FOR” the option of having an advisory (non-binding) vote approving the compensation of our named executive officers every 1 year; and
•
“FOR” the adoption of the amended and restated general by-law of the Corporation, as described in this Proxy Statement.

What votes may I cast with regard to each proposal?

Proposal 1: Election of Directors

You may select “For” or “Withhold” with respect to each nominee for director under Proposal 1.

Proposal 2: Appointment of KPMG LLP

You may select “For” or “Withhold” your vote with respect to Proposal 2, the affirmative vote of a majority of the votes cast at the Meeting is required for the approval for KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the Board to fix their remuneration.

Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers

You may select “For”, “Against” or “Abstain” with respect to Proposal 3. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval, on an advisory (non-binding) basis, of the compensation of the named executive officers, as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board.

Proposal 4: Advisory Vote on the Frequency of Future “Say on Pay” Votes

You may select “1 Year”, “2 Years,” “3 Years” or “Abstain” with respect to Proposal 4. You are not voting to approve or disapprove the Board’s recommendation on Proposal 4. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the Shareholders and the vote will not be binding on the Board. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.

Proposal 5: Confirmation of the Adoption of the amended and restated general by-law

You may select “For”, “Against” or “Abstain” with respect to Proposal 5. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the amended and restated general by-law.

How do I change my vote?

A Shareholder who has given a proxy may revoke it, as to any motion on which a vote has not already been cast pursuant to the authority conferred by it, by an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. The revocation of a proxy, in order to be acted upon, must be deposited with Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 at any time but no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or, by a registered Shareholder, with the Secretary or the Chairperson of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner permitted by law.

In addition, a proxy may be revoked by the Shareholder executing another form of proxy bearing a later date and depositing same at the offices of Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting or, by a registered Shareholder, with the Secretary or the Chairman of the Meeting at the time and place of the Meeting or any adjournment thereof or by the Shareholder personally attending the Meeting and voting his or her shares.

What does it mean to appoint a proxy and what happens if I do not designate a proxy?

The persons named in the enclosed form of proxy are directors or officers of the Corporation. Each Shareholder who is entitled to vote at the Meeting is entitled to appoint a person, who need not be a Shareholder, to represent him or her at the Meeting other than those whose names are printed on the accompanying form of proxy by inserting such other person’s name in the blank space provided in the form of proxy and signing the form of proxy or by completing and signing another proper form of proxy. To be valid, the duly completed form of proxy must be deposited at the offices of Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting or, by a registered Shareholder, with the Secretary or the Chairman of the Meeting at the time and place of the Meeting or any adjournment thereof. The instrument appointing a proxy-holder must be executed by the Shareholder or by his attorney authorized in writing or, if the Shareholder is a corporate body, by its authorized officer or officers.

All Common Shares represented at the Meeting by properly executed proxies will be voted, and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the Common Shares represented by the proxy will be voted, in accordance with such specifications. In the absence of any such specifications, the management designees, if named as proxy, will vote FOR of all the matters set out herein. Instructions with respect to voting will be respected by the persons designated in the enclosed form of proxy. With respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting, such Common Shares will be voted by the persons so designated at their discretion. At the time of printing this Proxy Statement, management of the Corporation knows of no such amendments, variations or other matters.

What does it mean if I receive more than one set of proxy materials?

This means that you own Common Shares that are registered under different accounts. For example, you may own some Common Shares directly as a registered Shareholder and other Common Shares as a non-registered Shareholder through an intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and voting instruction forms in order to vote all of the Common Shares you own. Please make sure you return each proxy card or voting instruction form in the accompanying return envelope. You may also vote by internet, telephone, facsimile or email by following the instructions on your proxy materials.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

It is expected that the solicitation of proxies will be made primarily by mail. However, directors, officers and employees of the Corporation may also solicit proxies by telephone, fax or email. The cost of solicitation of proxies will be borne by the Corporation.

How can I make a Shareholder proposal for the 2023 Annual General Meeting?

Shareholder proposals intended to be presented in proxy materials relating to the Corporation’s 2022 annual meeting of Shareholders must be received by the Corporation on or before May 30, 2023, unless the date of the Meeting is changed by more than 30 calendar days from the date of the Meeting (in which case proposals must be received a reasonable time before the Corporation begins to print and mail its proxy materials), and must satisfy the requirements of the proxy rules promulgated by the SEC. For a proposal to be valid, it must comply with both the Business Corporations Act (Québec) (the “QBCA”) and the Exchange Act.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement for the Corporation’s 2023 annual meeting of Shareholders under the QBCA, the proposal must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or non-registered owners of Common Shares that, in the aggregate: (a) constitute at least 1% of the issued Common Shares; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or non-registered owner of the Common Shares for an uninterrupted period of at least 6 months before the date the proposal is submitted.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement for the Corporation’s 2023 annual meeting of Shareholders under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8 of the Exchange Act, and the Shareholder must have continuously held at least $2,000 in market value, or 1% of the Common Shares, for at least 1 year by the date the Shareholder submits the proposal. The Shareholder must continue to hold those Shares through the date of the Corporation’s 2023 annual meeting of Shareholders.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the QBCA or a Shareholder proposal made pursuant to the QBCA and Exchange Act proxy access provisions described above, is required to comply with the Corporation’s advance notice bylaw (the “Advance Notice Bylaw”). The Advance Notice Bylaw provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Corporation not less than 30 days nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that if the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the 10th day following the Notice Date. The foregoing is merely a summary of provisions contained in the Advance Notice Bylaw and is qualified by the full text of the Advance Notice Bylaw provisions. The full text is set out in the Advance Notice Bylaw, a copy of which is filed under the Corporation’s profile at www.sedar.com or www.sec.gov.

For any other Shareholder proposals to be presented at the Corporation’s 2023 annual meeting of Shareholders, Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at least 45 days prior to the first anniversary of the date of first mailing of this Proxy Statement (or any date specified in the Advance Notice Bylaw), then brokers or nominees will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to the Corporation’s 2023 annual meeting of Shareholders, if we are not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in the Corporation’s proxy statement for that meeting, by May 30, 2022 (or any date specified in the Advance Notice Bylaw), brokers or nominees will be allowed to use their discretionary authority with respect to the voting of proxies.

What if amendments are made to the proposals or if other matters are brought before the Meeting?

If there are any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, Common Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of your proxyholders.

Who will tabulate the votes?

We currently expect that Computershare will tabulate the votes, and our Corporate Secretary will be our inspector of elections for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on EDGAR at https://www.sec.gov within 4 business days of the Meeting.

Who may adjourn the Meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the Meeting and entitled to vote even when such Shareholders do not constitute a quorum.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of July 28, 2022, with respect to the beneficial ownership of our common shares by:

•
each of our directors;
•
each of the named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our common shares.

The column entitled "Beneficial Ownership of Common Shares" is based on a total of 7,987,104 common shares outstanding as of July 28, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of July 28, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated below, the address for each natural person listed below is care of Neptune Wellness Solutions Inc., 100-545 Promenade du Centropolis, Laval, Quebec H7T 0A3 Canada.

	Beneficial Ownership of Common Shares
	Number of Shares	%
Greater than 5% Shareholders:
NH Expansion Credit Fund Holdings LP(1)	542,815	6.8%
Armistice Capital Master Fund Ltd.(2)	886,470	9.99%
Sabby Volatility Warrant Master Fund, Ltd.(3)	886,470	9.99%

Named Executive Officers and Directors
Michael Cammarata(4)	360,051	4.3%
Raymond Silcock	–	–
John S. Wirt(5)	58,099	*
Joseph Buaron(6)	2,245	*
Michael De Geus(7)	2,425	*
Ronald Denis	–	–
Julie Phillips(8)	1,793	*
Philip Sanford(9)	5,618	*
All current executive officers and directors as a group (11 persons)	431,744	5.1%

*	Denotes less than 1%.
(1)	Information herein is solely based upon information supplied by our transfer agent on July 28, 2022. The address of this entity is 1585 Broadway, 39th Floor, New York, NY 10036.
(2)

Comprised of (i) an aggregate of 282,763 common shares held directly (based upon information available to the Company as of June 24, 2022) and (ii) a portion of the 3,374,098 common shares issuable upon exercise of warrants (the "Armistice Warrants") (based upon information available to the Company as of July 28, 2022). The Armistice Warrants provide that the holder may not exercise the warrants to the extent such exercise would cause the holder, together with its affiliates, to beneficially own a number of common shares which would exceed 9.99% of the then-outstanding common shares following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the Armistice Warrants which have not been exercised. As of July 28, 2022, the number of common shares deemed beneficially owned by the holder included 572,383 common shares issuable upon the exercise of the Armistice Warrants, which is the maximum number of common shares issuable upon exercise of the Armistice Warrants, after giving effect to the limitation set forth above. The address of this entity is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor New York, NY 10022.

(3)

Comprised of (i) an aggregate of 172,763 common shares held directly (based upon information available to the Company as of June 24, 2022) and (ii) a portion of the 1,945,526 common shares issuable upon exercise of warrants (the "Sabby Warrants") (based upon information available to the Company as of July 28, 2022). The Sabby Warrants provide that the holder may not exercise the warrants to the extent such exercise would cause the holder, together with its affiliates, to beneficially own a number of common shares which would exceed 9.99% of the then-outstanding common shares following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the Sabby Warrants which have not been exercised. As of July 28, 2022, the number of common shares deemed beneficially owned by the holder included 694,532 common shares issuable upon the exercise of the Sabby Warrants, which is the maximum number of common shares issuable upon exercise of the Sabby Warrants, after giving effect to the limitation set forth above. The address of this entity is c/o Sabby Management, LLC, 115 Hidden Hills Dr, Spicewood TX 78669.

(4)

Mr. Cammarata's holdings consist of (i) 300,990 common shares held directly, (ii) 4,445 common shares issuable pursuant to restricted share units that are exercisable within 60 days after July 28, 2022, and (iii) 54,616 common shares issuable pursuant to common share options that are exercisable within 60 days after July 28, 2022.

(5)

Mr. Wirt's holdings consist of (i) 956 common shares owned by John S. Wirt IRA and (ii) 57,143 common shares issuable pursuant to common share options that are exercisable within 60 days after July 28, 2022.

(6)

Mr. Buaron's holdings consist of (i) 1,454 common shares issuable pursuant to deferred share units that will be vested within 60 days after July 28, 2022 and (ii) 791 common shares issuable pursuant to common share options that are exercisable within 60 days after July 28, 2022.

(7)

Mr. De Geus' holdings consist of (i) 180 common shares held directly, (ii) 1,454 common shares issuable pursuant to deferred share units that will be vested within 60 days after July 28, 2022 and (iii) 791 common shares issuable pursuant to common share options that are exercisable within 60 days after July 28, 2022.

(8)

Ms. Phillips' holdings consist of (i) 1,793 common shares held directly, (ii) 1,036 common shares issuable pursuant to deferred share units that will be vested within 60 days after July 28, 2022 and (iii) 477 common shares issuable pursuant to common share options that are exercisable within 60 days after July 28, 2022.

(9)	Mr. Sanford's holdings consist of 5,618 common shares held directly.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common shares to file with the SEC, initial reports of ownership of our common shares and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The SEC has designated specific deadlines for these reports, and we must identify those persons who did not file these reports when due. As the Company was a foreign private issuer until April 1, 2022, our directors and officers and holders of more than 10% of our common shares were not obligated to file Section 16(a) reports for the fiscal year ended March 31, 2022 ("Fiscal 2022"). There were therefore no delinquent Section 16(a) filings with respect to the fiscal year ended March 31, 2022.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

To the best of the Corporation’s knowledge, no one who has been a (i) director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year; (ii) a proposed nominee for election as a director of the Corporation or (iii) an associate or affiliate of the persons listed in (i) and (ii) above, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

PRESENTATION OF FINANCIAL STATEMENTS

The annual audited financial statements for Fiscal 2022 and the report of the auditors thereon (the “Financial Report”) will be placed before the Meeting. The Financial Report was mailed to Shareholders who requested a copy and is also available as part of the Corporation’s annual report on Form 10-K for Fiscal 2022, which can be found on SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com and the Corporation’s website at www.neptunecorp.com.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Corporation’s articles of incorporation currently provide that the Board may consist of a maximum of 10 directors. The Board has determined to nominate each of the 6 persons listed below for election as a director at the Meeting. The Board is currently composed of 6 directors. The Board recommends that Shareholders vote FOR the election of each of the 6 nominees as directors.

The persons named in the enclosed form of proxy intend to vote for the election of the 6 nominees whose names are set forth below. Management does not contemplate that any such nominees will be unable to serve as a director of the Corporation. However, if, for any reason, any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favor of management designees will be voted for another nominee at their discretion unless the Shareholder has specified in the Shareholder’s proxy that the Shareholder’s Common Shares are to be withheld from voting in the election of directors.

The directors are appointed at each annual meeting of the Shareholders to hold office for a term expiring at the close of the next annual meeting or until their respective successors are elected or appointed and will be eligible for re-election. A director appointed by the Board between meetings of Shareholders or to fill a vacancy will be appointed for a term expiring at the conclusion of the next annual meeting or until his or her successor is elected or appointed and will be eligible for election or re-election.

Nominees for Election as Director

The following table sets out the name and the province or state and country of residence of each of the persons proposed for election as directors, and all other positions and offices with the Corporation held by such person, his or her principal occupation and the year in which the person became a director of the Corporation.

Name, province or state, as the case may be, and country of residence and position with the Corporation	Principal Occupation	First year as Director
Julie Phillips Georgia, United States of America Director Nominee	Chief Operating Officer and Chief Creative Officer of Blackhall	2021
Joseph Buaron Ontario, Canada Director	Co-Founder and CTO – goPeer Corporation	2020
Michael Cammarata Florida, United States of America President, Chief Executive Officer and Director	President and CEO of the Corporation	2019
Michael A. De Geus Virginia, United States of America Director	Founder and CEO of Leatherback Gear, LLC	2020
Dr. Ronald Denis Québec, Canada Director	Chief of Surgery at Sacré‑Coeur Hospital in Montréal	2000
Philip Sanford Georgia, United States of America Director	Executive Business Advisor	2022

The following is a brief biography of the proposed director nominees and the current executive officers of the Corporation:

Executive Officers

Michael Cammarata was appointed as President, Chief Executive Officer and a director of Neptune on July 8, 2019. He invested in and cofounded Schmidt’s Naturals, one of the world’s fastest growing wellness brands, leading it from fledgling start-up to acquisition in 2017 by Unilever and onto record breaking growth in 2018. He remained CEO of Schmidt’s Naturals until June 2019, leading its rapid expansion into new and innovative products, retailers and global markets. Mr. Cammarata is a new breed of unconventional CEO with a personal mission to invest and scale companies globally that will make sustainable innovation and modern wellness solutions accessible to the world. He believes that natural products are the future and that every person deserves natural products that work and minimize their harm to people, the planet and animals. Through all his investments, Mr. Cammarata is looking toward future technologies, including AI and machine learning to create stronger connections and personalized products for customers. He is a passionate advocate for ending animal testing in cosmetics. Raised in New York, Mr. Cammarata’s dyslexia made school challenging, but that perspective allowed him to identify opportunities others missed. We believe that Mr. Cammarata is qualified to serve as a member of our board of directors based on the perspective and experience he brings as our President and Chief Executive Officer.

Raymond Silcock was named Chief Financial Officer in July 2022. Prior to joining Neptune, Mr. Silcock served as Executive Vice President and Chief Financial Officer of Perrigo Company PLC from March 2019, Chief Financial Officer at INW Holdings from 2018 to 2019 and as Executive Vice President and Chief Financial Officer of CTI Foods from 2016 to 2018. In March 2019, CTI Foods filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in U.S. Bankruptcy Court in Delaware. From 2013 until the company’s sale in 2016, Mr. Silcock was Executive Vice President and Chief Financial Officer of Diamond Foods, Inc. and previously held Chief Financial Officer roles at UST, Inc., Swift & Co. and Cott Corporation. He also served on the board of Pinnacle Foods, Inc. from 2008 until the company was sold in 2018. His early career was highlighted by an 18-year tenure in positions of increasing responsibility at Campbell Soup Company. Mr. Silcock is a Fellow of the Chartered Institute of Management Accountants (UK).

John S. Wirt became Chief Legal Officer, Executive Vice President of Legal and Business Affairs, and General Counsel of Neptune in August 2021. Prior to joining Neptune, Mr. Wirt served as the President of Epic Sports & Entertainment, Inc. from 2018 and the CEO of Square Ring, Inc. from 2008, both companies engaged in the sports and entertainment industries. He has also served as the President of the law firm of Wirt & Wirt, P.A. since 2014. Mr. Wirt is an AV-rated Martindale Hubble attorney who has been practicing law for over thirty years. Mr. Wirt began his legal career as an associate at Jenner & Block and followed that as an associate at Sidley & Austin. He earned his B.A., graduating magna cum laude from Knox College in 1985. In 1986, he received his CPA certificate from the University of Illinois, and in 1989, he graduated with honors from the University of Illinois, where he earned his Jurisprudence degree. Mr. Wirt’s previous business experience includes serving on the Board of Directors for Interactive Television Networks, a NASDAQ listed public company, where he also served as Chair of the Audit Committee. He presently serves as a director of Epic Sports, Square Ring, Wirt & Wirt, and tmc Content Group AG, a publicly-traded Swiss corporation involved in the motion picture and video industries.

Non-Employee Directors

Julie Phillips has been a director of Neptune since August 2021. She currently serves as Chief Operating Officer and Chief Creative Officer for Blackhall, a new streaming video on demand service, launching in 2024. Prior, she served as Vice President for Herschend Entertainment Studios, the media and franchise arm of Herschend Enterprises, which owns, operates and manages family-oriented them parks, aquariums, attractions and hospitality properties in the United States in Canada, where she had held this and prior roles since 2013. Ms. Phillips also has served since April 2019 as a member of the Board of Directors of the Lane Thomas Foundation, which is dedicated to supporting families of children needing life-saving organ transplants. Previously, she served as a business development manager for Miramax and as a senior financial analyst for Raytheon (NYSE: RTX). Ms. Phillips holds an MBA from Harvard Business School and a Bachelor of Arts in Business Administration from Pepperdine University. We believe that Ms. Phillips is qualified to serve as a member of our board of directors based on her experience in marketing and her educational background.

Joseph Buaron has been a director of Neptune since April 2020. He is co-founder and CTO of goPeer, Canada’s first regulated consumer peer-to-peer lender, he additionally serves as Chief Strategy Officer to Loti Wellness Inc., a Canadian self-care consumer brand. Prior, Mr. Buaron served as CTO of Schmidt’s Naturals, where he led the technology, AI, digital marketing and consumer support divisions through transition from start-up to enterprise, and subsequently through the acquisition by Unilever, and the integration that followed. Mr. Buaron is a seasoned CTO with over two-decades related experience as an entrepreneur, investor, programmer, solutions architect, and DevOps engineer. His passion for technology reflects his recognition for the tremendous impact it has on our lives and its potential for creating a better tomorrow. Immersed in technology, Mr. Buaron strives to provide vision, leadership, form relationships, and eliminate barriers to allow the brightest minds to flourish. We believe that Mr. Buaron is qualified to serve on our board of directors due to his experience as a leader in technology roles.

Michael De Geus has been a director of Neptune since April 2020. He is a highly accomplished security executive with domestic and international cyber investigative and physical security experience. He is the founder and Chief Executive Officer of Leatherback Gear, LLC., a producer of bullet proof backpacks. He also served as a Special Agent in federal law enforcement with the Department of Homeland Security and has served on various assignments both physically and with cyber security since 2008. Previously, he served as the Director of Sales at Koro Sun Resort in the Fiji Islands and as a consultant for MD Consulting, working on various projects from developing branding and new store layouts to helping with various start-up companies. Mr. De Geus is a Ph.D. Candidate in Public Policy specializing in Homeland Security at Walden University, holds a Master of Science in International Relations from Troy State University and holds a Bachelor of Science in Criminal Justice from California State University Fullerton. We believe that Mr. De Geus is qualified to serve on our board of directors due to his management and leadership experience.

Ronald Denis has been a director of Neptune since January 2001. He has been Chief of Surgery and director of the Trauma Program at Hôpital du Sacré-Coeur in Montréal since 1997. Also, since 1987, Dr. Denis has occupied the position of medical co-director of the Canadian Formula 1 Grand Prix. Dr. Denis sits on several scientific boards and management committees. We believe that Dr. Denis is qualified to serve on our board of directors because of his extensive scientific experience.

Philip Sanford has been a director of Neptune since May 2022. He previously served on the executive team at N3 LLC, a global technology-enabled inside sales organization that was acquired by Accenture in 2020. He has advised a number of leading private equity firms and investment banks on mergers and acquisitions and going-private transactions in the consumer sector, including Bain Capital, Carlyle, Moelis, Blackstone, Kelso, Mid-Ocean Partners, Morgan Stanley Private Equity and Morgan Stanley Expansion Capital. He currently serves on the Advisory Board of Morgan Stanley Expansion Capital Funds, as well as the Boards of Ecentria, CMX and Image Skincare and formerly served as Chairman of the Board of Sprout Organics. Mr. Sanford has previously served on the Boards of Chattem, Inc and Caribou Coffee. He holds a Bachelor of Science degree in Finance, Economics and Philosophy from Austin Peay State University in Clarksville, Tenn. We believe that Mr. Sanford is qualified to serve on our board of directors due to his business and leadership experience, merger and acquisition experience, and extensive financial, accounting and governance knowledge.

Legal Proceedings with Directors or Executive Officers

There are no legal proceedings related to any of our directors or executive officers that require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.

Family Relationships

There are no family relationships between or among any of our directors or executive officers. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

Board Diversity

The below board diversity matrix reports self-identified diversity statistics for our board of directors.

Board Diversity Matrix (As of July 28, 2022)
Country of Principal Executive Offices:	Canada
Foreign Private Issuer	No
Disclosure Prohibited under Home Country Law	No
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4		1
Part II: Demographic Background
Underrepresented Individual in Home Country Jurisdiction
LGBTQ+
Did Not Disclose Demographic Background	2

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

To the knowledge of the Corporation, none of the nominees for election as Director of the Corporation is as at the date hereof, or within 10 years before the date hereof, a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any company that:

(a)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under applicable securities legislation, that was in effect for a period of more than 30 consecutive days (an “Order”), which Order was issued while the director or executive officer was acting in the capacity as director, CEO or CFO of such company; or
(b)
was subject to an Order that was issued after the director or executive officer ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO of such company.

To the knowledge of the Corporation, none of the proposed directors of the Corporation:

(a)
is, or has been, as at the date of this Proxy Statement or within the 10 years prior to the date of this Proxy Statement, a director or executive officer of any corporation (including the Corporation) that, while that person was acting in that capacity, or within 1 year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(b)
has, within the 10 years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

To the knowledge of the Corporation, no proposed director has been subject to:

(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(b)
any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable Shareholder in deciding whether to vote for a proposed director.

Voting for election of directors is by individual voting and not by slate voting. You can vote your Common Shares for the election of all of these nominees as directors of the Corporation; or you can vote for some of these nominees for election as directors and withhold your votes for others; or you can withhold all of the votes attaching to the Common Shares you own and not vote for the election of any of these nominees as directors of the Corporation.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE PROPOSED NOMINEES AS DIRECTORS OF THE CORPORATION FOR THE ENSUING YEAR.

The voting rights pertaining to Common Shares represented by duly executed proxies in favor of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the election of the proposed nominees as directors of the Corporation for the ensuing year.

PROPOSAL NO. 2 — APPOINTMENT OF AUDITORS

At the Meeting, Shareholders will be asked to appoint the firm of KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the Board to fix their remuneration. The auditors will hold office until the next annual meeting of

Shareholders or until their successors are appointed. KPMG LLP has been acting as auditors for the Corporation since October 22, 2021. Representatives of KPMG LLP are not expected to attend the Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF KPMG LLP AS AUDITORS FOR THE CORPORATION AND TO AUTHORIZE THE BOARD TO DETERMINE THEIR REMUNERATION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favor of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the appointment of KPMG LLP as auditors for the Corporation and to authorize the Board to determine their remuneration.

For the fiscal years ended March 31, 2022 and March 31, 2021, the Corporation was billed the following fees for audit, audit-related, tax and all other services provided to the Corporation by its current external auditor, KPMG LLP, Chartered Professional Accountants and its former external auditor, Ernst & Young, LLP, Charted Professional Accountants, respectively:

	Fiscal Year Ended March 31,
	2022(1)	2021(2)
Audit Fees(3)	1,186,104	920,442
Audit-Related Fees(4)	54,304	–
Tax Fees(5)	–	11,961
All Other Fees(6)	–	–
Total Fees	1,240,408	932,403

(1)
Reflects amounts billed by KPMG LLP, Chartered Professional Accountants.
(2)
Reflects amounts billed by Ernst & Young, LLP, Charted Professional Accountants.
(3)
Consists of fees for professional services for the audit of the Corporation’s annual financial statements, interim reviews, securities filings, Sarbanes–Oxley Act Section 404 opinion on internal control over financial reporting and consultations on accounting or disclosure issues.
(4)
Consists of fees for professional services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and which are not reported under “Audit Fees” above.
(5)
Consists of fees for professional services for tax compliance, tax advice and tax planning. Tax fees include, but are not limited to, preparation of tax returns and R&D tax credit claims.
(6)
Consists of fees for other professional advisory services.

Pre-Approval Policies and Procedures

The Audit Committee approves all audit, audit-related services, tax services and other non-audit related services provided by the external auditors in advance of any engagement. Under the Sarbanes-Oxley Act of 2002, audit committees are permitted to approve certain fees for non-audit related services pursuant to a de minimis exception prior to the completion of an audit engagement. Non-audit related services satisfy the de minimis exception if the following conditions are met:

•
the aggregate amount of all non-audit services that were not pre-approved is reasonably expected to constitute no more than five per cent of the total amount of fees paid by us and our subsidiaries to our external auditors during the fiscal year in which the services are provided;
•
we or our subsidiaries, as the case may be, did not recognize the services as non-audit services at the time of the engagement; and
•
the services are promptly brought to the attention of the Audit Committee and approved, prior to the completion of the audit, by the Audit Committee or by one or more of its members to whom authority to grant such approvals had been delegated by the Audit Committee.

None of the services described above were approved by the Audit Committee pursuant to the de minimis exception.

Audit Committee Report

This report is furnished by the Audit Committee with respect to the Corporation’s financial statements for Fiscal 2022.

One of the purposes of the Audit Committee is to oversee the Corporation’s accounting and financial reporting processes and the audit of the Corporation’s annual financial statements. The Corporation’s management is responsible for the preparation and presentation of complete and accurate financial statements. The Corporation’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Corporation’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed the Corporation’s audited financial statements for Fiscal 2022 with the Corporation’s management. Management represented to the Audit Committee that the Corporation’s financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has discussed with KPMG LLP the matters required to be discussed under Public Company Accounting Oversight Board standards, including matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence.

The Audit Committee has discussed with KPMG LLP its independence and concluded that KPMG LLP is independent from the Corporation and management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that the Corporation’s audited financial statements for Fiscal 2022 be included in the Corporation’s Annual Report on Form 10-K for Fiscal 2022 for filing with the SEC.

Audit Committee

Philip Sanford, Chair

Joseph Buaron

Michael De Geus

Julie Phillips

PROPOSAL NO. 3 — ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

As required by U.S. federal securities laws, the Corporation is seeking a vote on an advisory (non-binding) basis to approve the compensation of the Named Executive Officers (“NEOs”), as disclosed in the Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Corporation’s executive compensation program and policies.

As described under “Compensation of Named Executive Officers” below, the Corporation believes that its executive compensation program and policies are designed to support the Corporation’s long-term success by achieving the following objectives:

•
support the Corporation’s corporate strategies by adopting a “pay for performance” philosophy that provides incentives to the Corporation’s executive officers and employees for achievement;
•
align the interests of management with those of the Shareholders; and
•
attract, retain, and motivate high quality executives.

The Corporation urges Shareholders to read the section entitled “Compensation of Named Executive Officers” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The section entitled “Compensation of Named Executive Officers” provides detailed information regarding the Corporation’s executive compensation program and policies, as well as the compensation of the NEOs.

Shareholder Approval

At the Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:

“RESOLVED THAT:

1.
the compensation paid to the Corporation’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, compensation tables and related narrative discussion contained in the management information circular and proxy statement, dated August 17, 2022, is hereby approved on an advisory basis.”

To be adopted, the advisory (non-binding) resolution approving the compensation of the NEOs as disclosed in this Proxy Statement (the “Say-on-Pay Resolution”) must be approved by at least a majority of the Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE SAY-ON-PAY RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE SAY-ON-PAY RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favor of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Say-on-Pay Resolution.

PROPOSAL NO. 4 — ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE SHAREHOLDER “SAY-ON-PAY” VOTES

General

At the Meeting, Shareholders will be asked to vote on how frequently future “say-on-pay” votes should be presented to Shareholders. Under Exchange Act rules, the Corporation must hold an advisory (non-binding) vote on the frequency of presenting “say-on-pay” votes to Shareholders at least once every 6 years.

The Board has determined that holding an advisory vote on executive compensation every 1 year is the most appropriate alternative for the Corporation. While the Corporation’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that compensation disclosures are made annually. Holding an annual advisory vote on executive compensation would establish the practice of Shareholders providing the Corporation with more direct and immediate feedback on those compensation disclosures. However, Shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of the Corporation’s executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change the Corporation’s executive compensation by the time of the following year’s annual meeting of Shareholders.

Shareholder Approval

At the Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:

“RESOLVED THAT:

1.
“the option of once every 1 year, 2 years or 3 years that receives the greatest number of votes cast for this resolution will be determined to be the preferred frequency with which the Corporation is to hold a non-binding (advisory) shareholder vote to approve the compensation of its named executive officers, as disclosed pursuant to the executive compensation disclosure rules in the Corporation’s proxy statement.”

You may select “1 Year”, “2 Years,” “3 Years” or “Abstain” with respect to Proposal 4. You are not voting to approve or disapprove the Board’s recommendation on Proposal 4. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the Shareholders and the vote will not be binding on the Board. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF HAVING AN ADVISORY (NON-BINDING) VOTE APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ONCE EVERY 1 YEAR.

PROPOSAL NO. 5 — CONFIRMATION OF THE ADOPTION OF AMENDED & RESTATED GENERAL BY-LAW OF THE CORPORATION

General

The Board recently reviewed the Corporation’s general by-law (the “Prior General By-Law”) and determined that it should be updated in connection with the transition of the Corporation from being a “foreign private issuer” to a U.S. domestic issuer for U.S. federal securities law purposes as of April 1, 2022 and the Corporation becoming subject to the reporting requirements of the SEC applicable to U.S. domestic issuers. When it became a U.S. domestic issuer for U.S. federal securities law purposes, the Corporation also became subject to the minimum quorum requirement set forth in Section 5620(c) of the Nasdaq Stock Market’s (“NASDAQ”) listing standards, which provides that in no case shall the quorum requirement specified in the by-laws of a company listed on NASDAQ for any meeting of shareholders be less than 33 1/3% of the outstanding shares of such company’s common voting stock.

Accordingly, the Board adopted the amended and restated general by-law of the Corporation (the “Amended & Restated General By-Law”) to increase the quorum for any meeting of Shareholders to two persons present at the opening of the meeting who are entitled to vote thereat either as Shareholders or as proxy holders and holding or representing not less than 33 1/3% of the outstanding Common Shares entitled to be voted at such meeting. The Amended & Restated General By-Law is attached to this Proxy Statement as Schedule “A”. Pursuant to the requirements of the QBCA, the adoption of the Amended & Restated General By-Law must be submitted to Shareholders for confirmation, following which the changes will take effect as of the Corporation’s next annual meeting of shareholders.

Description of the Amended & Restated General By-Law

The Amended & Restated General By-Law is standard in its form and is in substance typical of a modern by-law for a public company governed by the QBCA. The primary difference between the Old General By-Law and the Amended & Restated General By-Law is that the quorum for any meeting of Shareholders present at the opening of the meeting who are entitled to vote thereat either as Shareholders or as proxy holders would be raised from 10% to not less than 33 1/3% of the outstanding Common Shares entitled to be voted at such meeting.

In addition, in the Amended & Restated General By-Law, the Board adopted an administrative change to the Old General By-Law to amend a reference to the fiscal year-end of the Corporation from “the last day of February or be as determined from time to time by the Board” to “March 31 or be as determined from time to time by the Board" in order to align the reference with the Corporation’s current fiscal year-end for its financial statements.

The foregoing summary is qualified in its entirety by the text of the provisions of the Amended & Restated General By-Law, which is attached to this Proxy Statement as Schedule “A”.

Shareholder Approval

At the Meeting, Shareholders will be asked to consider the following ordinary resolution confirming the adoption of the Amended & Restated General By-Law:

“RESOLVED THAT:

1.
the adoption by the board of directors of the Corporation of the Amended & Restated General By-Law, in substantially the form set out in Schedule “A” to the management information circular and proxy statement of the Corporation dated August 17, 2022, is hereby ratified, confirmed and approved;
2.
the board of directors be and is hereby authorized on behalf of the Corporation to make any amendments to the Amended & Restated General By-Law as may be required by regulatory authorities or otherwise made necessary by applicable legislation, without further approval of the Shareholders of the Corporation, in order to ensure the adoption and efficient function of the Amended & Restated General By-Law; and
3.
any director or officer of the Corporation be and is hereby authorized and directed to do such things and to execute and deliver all such instruments, deeds and documents, and any amendments thereto, as may be necessary or advisable in order to give effect to the foregoing resolutions, and to complete all transactions in connection with the implementation of the Amended & Restated General By-Law.”

To be adopted, the resolution approving the Amended & Restated General By-Law (the “Amended & Restated General By-Law Resolution”) must be approved by at least a majority of the Disinterested Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE AMENDED & RESTATED GENERAL BY-LAW RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDED & RESTATED GENERAL BY-LAW

RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favor of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Amended & Restated General By-Law Resolution.

THE BOARD BELIEVES THE PASSING OF THE AMENDED & RESTATED GENERAL BY-LAW RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDED & RESTATED GENERAL BY-LAW RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favor of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Amended & Restated General By-Law Resolution.

OTHER MATTERS

Management of the Corporation knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters that are not known to management should properly come before the Meeting, the accompanying form of proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The information in this section summarizes the compensation earned by our executive officers.

Our named executive officers for the year ended March 31, 2022, which consist of our principal executive officer, up to two other most highly compensated executive officers who were serving as executive officers as of March 31, 2022 and up to two additional individuals who would have been another most highly compensated executive officer but for the fact that such individual was not serving as an executive officer as of March 31, 2022, are:

•
Michael Cammarata, our President and Chief Executive Officer;
•
Randy Weaver, our former Interim Chief Financial Officer*;
•
John S. Wirt, our Executive Vice President, Legal & Business Affairs (Chief Legal Officer and General Counsel); and
•
Toni Rinow, our former Chief Financial Officer and Chief Operating Officer**.

* Mr. Weaver's left the Company on July 25, 2022.

** Dr. Rinow left the Company on November 15, 2021.

2022 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Michael Cammarata
President and Chief Executive Officer	2022	1,103,628	750,000	1,252,600(2)	—	58,612(3)	3,164,840
	2021	1,083,333	750,000	2,762,841(2)	1,966,117(2)	1,500,000(2)	8,062,291
Randy Weaver(4)
Former Interim Chief Financial Officer	2022	144,000	—	—	273,386	—	417,386
	2021	—	—	—	—	—	—
John S. Wirt
Executive Vice President, Legal & Business Affairs	2022	373,653	—	—	978,453	—	1,352,106
Chief Legal Officer and General Counsel	2021	—	—	—	—	—	—
Toni Rinow(5)
Former Chief Financial Officer and	2022	612,237(6)	—	—	—	—	612,237
Chief Operating Officer	2021	292,979	135,260	—	628,063	—	1,056,302

(1)

The amounts in these columns represent the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 16 to our consolidated financial statements included in the Original Form 10-K. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the awards or the sale of the common shares underlying such awards.

(2)	Represents compensation in lieu of additional directors and officers’ insurance required by Mr. Cammarata’s employment agreement.
(3)

All Other Compensation for Mr. Cammarata includes contributions to Mr. Cammarata's account under retirement plans, country club dues, premiums on group term life insurance, and occasional use of his Company-provided assistant for personal reasons.

(4)	Mr. Weaver was appointed Interim Chief Financial Officer on September 27, 2021 and was replaced by Mr. Raymond Silcock on July 25, 2022.
(5)	Dr. Rinow ceased serving as Chief Financial Officer of the Company on September 27, 2021 but remained in her position as Chief Operating Officer until her separation on November 15, 2021.
(6)	Includes $178,353 for severance pay in connection with Dr. Rinow's separation.

Narrative Disclosure to Summary Compensation Table

Our board of directors and compensation committee review compensation annually for our chief executive officer and his direct reports. In setting executive base salaries and bonuses, and granting equity incentive awards, board of directors or compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short-and long-term results that are in the best interests of our shareholders, and a long-term commitment to our Company. We target a generally competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our board of directors has historically determined our executives’ compensation. Our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all of his direct reports. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee determines the compensation for each executive officer other than the chief executive officer. Our board of directors discusses the compensation committee’s recommendations and ultimately approves the compensation of our chief executive officer without the chief executive officer and chief financial officer present.

Annual base salary

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions and has been established by our board of directors taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our compensation committee, typically in connection with our annual performance review process, and adjusted from time to time, based on the recommendation of the compensation committee, to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. The base salary of each named executive officer is noted below for fiscal 2022:

Name	2022 Base Salary
Michael Cammarata	$1,050,000
John S. Wirt	$600,000
Toni Rinow	$338,602

Mr. Weaver did not earn a base salary as he provided services as Interim Chief Financial Officer pursuant to an independent contractor agreement, as discussed further below.

Bonuses

For the year ended March 31, 2022, no annual bonuses were paid to our other named executive officers and, except as discussed below, none of our named executive officers received any non-equity incentive compensation.

On September 9, 2021, our board of directors approved the payment to Mr. Cammarata of a cash retention bonus of $750,000 for fiscal year 2022.

Long-term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our shareholders and to motivate them to make important contributions to our performance. In fiscal 2022, we did not grant any long-term equity incentive awards to our named executive officers, with the exception of inducement grants.

Employment and Severance Agreements

Michael Cammarata

The Company entered into an agreement with Mr. Cammarata on July 8, 2019 in connection with his appointment as the President and Chief Executive Officer of the Company (the “Cammarata Employment Agreement”). The Cammarata Employment Agreement provided for an initial annual base salary of $1 million, an annual target bonus opportunity of at least 75% of his base salary, inducement equity incentive awards granted in the form of options and restricted share units, and a one-time cash award of $15 million payable only when the Corporation’s United States market capitalization based on the 30 day volume weighted average trading price of the Common Shares on Nasdaq is at least $1 billion (the "LTIP Award"). His employment agreement contains a 12 month post-employment non-compete covenant and 18 month post-employment customer and employee non-solicit covenants.

The Cammarata Employment Agreement further provides that the Company must maintain certain levels of directors’ and officers’ liability insurance. For fiscal 2020 and 2021, in light of the expense associated with obtaining this coverage, Mr. Cammarata received (i) in fiscal 2020, $1.5 million in cash and 49,954 RSUs, each representing a right to receive one (1) Common Share, and 47,094 options to purchase Common Shares of the Corporation, and (ii) in fiscal 2021, 87,290 RSUs. Mr. Cammarata and the Company signed an amendment to the Cammarata Employment Agreement providing that Mr. Cammarata shall be issued an aggregate of 523,740 RSUs, including the 87,290 RSUs issued in fiscal 2021, in connection with this requirement. In fiscal 2022, Mr. Cammarata received 87,290 RSUs. Subsequent to the end of fiscal 2022, the Company obtained the required directors' and officers' liability coverage.

Mr. Cammarata’s employment may be terminated at any time and for any reason. If Mr. Cammarata’s employment is terminated by the Company without Cause or by Mr. Cammarata for Good Reason, as those terms are defined in the Cammarata Employment Agreement, Mr. Cammarata will, subject to certain conditions, be entitled to (a) an amount equal to (i) 18 months of his then-current base salary; and (ii) one-half times his then current target bonus, payable in substantially equal installments for 18 months, (b) a pro-rated bonus equal to the then-current target bonus for the year in which Mr. Cammarata’s employment was terminated, (c) a lump-sum payment equal to 18 months’ premiums for health coverage, (d) the continued vesting of all of Mr. Cammarata’s unvested equity awards for 18 months and the continued exercisability of all stock options for the remainder of their full term, and (e) continued eligibility for the LTIP Award for 18 months following the date of termination if the conditions of such LTIP Award is met in such period.

Upon a Change in Control (as such term is defined in the Equity Incentive Plan), Mr. Cammarata will be entitled to (a) payment of the LTIP award, if the condition to such award has been met based on the implied valuation under the Change in Control Transaction, and (b) (i) vesting of all unvested equity awards, and (ii) all stock options that have vested shall remain exercisable for the remainder of their full term, in any event only for equity awards that constitute deferred compensation within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended if the Change of Control constitutes a “change of control event” within the meaning of Treasury Regulation section 1.409A-3(i)(5)(i). In the event Mr. Cammarata’s employment is terminated within 24 months following a Change in Control (as defined in the Equity Incentive Plan), Mr. Cammarata will be entitled to (a) an amount equal to the sum of (i) 24 months of his then-current base salary, (ii) two (2) times his then-current target bonus, and (iii) a pro-rated bonus equal to the then current target bonus for the year in which he is terminated, payable as a lump sum, and (b) a lump-sum payment equal to 18 months’ premiums for health coverage.

Randy Weaver

The Company entered into an interim services agreement with CSuite Financial Partners ("CSuite") on September 23, 2021 (the "Weaver Services Agreement"), pursuant to which Mr. Weaver, a resource of CSuite, was engaged as Interim Chief Financial Officer of the Company. The Weaver Services Agreement provided that CSuite would be paid a monthly fee of $40,000 for the services, and that the Weaver Services Agreement could be terminated upon at least five days' written notice. Mr. Weaver's services were terminated as of July 25, 2022.

John S. Wirt

The Company entered into an agreement with Mr. Wirt on August 10, 2021 in connection with his appointment as Executive Vice President, Legal & Business Affairs (Chief Legal Officer and General Counsel) (the "Wirt Employment Agreement"). The Wirt Employment Agreement provided for an initial annual base salary of $600,000, an annual target bonus opportunity of approximately 75% of his base salary, subject to targets set by the board of directors, and an inducement grant of options to purchase 85,715 common shares of the Company. His employment agreement contains a 12 month post-employment non-compete and customer and employee non-solicit covenants.

Mr. Wirt's employment may be terminated at any time and for any reason. If Mr. Wirt's employment is terminated by the Company without Cause , as those terms are defined in the Wirt Employment Agreement, Mr. Wirt will, subject to certain conditions, be entitled to (a) an amount equal to (i) 12 months of his then-current base salary; and (ii) any unpaid bonus for the immediately prior year, based on actual performance and payable when others are paid, and (b) reimbursement of COBRA premiums for health coverage. Upon a termination in anticipation of or on or following a "Change in Control", Mr. Wirt will be entitled to 18 months of his then-current base salary.

Toni Rinow

Effective as of November 15, 2021, we entered into a separation agreement (the “Separation Agreement”) with Dr. Rinow in connection with her departure from the Company in her role as Chief Operating Office of the Company. Pursuant to the Separation Agreement, Dr. Rinow was entitled to receive (i) an amount equal to 26 weeks of her base salary, payable as salary continuation over such period, (ii) reimbursement of the cost of private benefits coverage up to the earlier of 26 weeks or upon her acceptance of employment with another company and (iii) all accrued salary and vacation days. The Separation Agreement also contains a reaffirmation of Dr. Rinow's confidentiality and non-solicitation obligations to the Company and a general release of claims by Dr. Rinow.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding all outstanding common share awards and options to purchase common shares held by each of our named executive officers as of March 31, 2022.

	Option awards						Share awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Number of securities underlying unexercised unearned options (#)	Option exercise price per share ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(1) ($)
Michael Cammarata	7/8/2019(2)	5,239	477		155.05	7/8/2029	—	—
	7/8/2019(3)	21,429	—	235,715	155.05	7/8/2029	—	—
	7/8/2019(2)	—	—	—	—	—	6,667	51,336
	12/16/2020(2)	20,674	26,163	—	55.65	12/16/2030	—	—
Randy Weaver	2/14/2022(4)	—	14,286	28,572	10.50	2/14/2027	—	—
John S. Wirt	8/13/2021(5)	28,572	57,143	—	25.55	8/13/2026	—	—

(1)

Represents the market value of the unvested shares underlying the share awards as of March 31, 2022, based on the closing price of our common shares on such date, as reported on the Nasdaq Capital Market, which was $7.70 per share. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the share awards or the sale of the common stock underlying such share awards.

(2)	Vests in equal monthly installments over three years, subject to the terms, conditions and restrictions of the award agreement governing the grant.
(3)	Vest in accordance with market-based performance criteria, subject to the terms, conditions and restrictions of the award agreement governing the grant
(4)

Vests (i) as to 14,286 common share options, in three equal annual installments over three years, and (ii) as to the remaining 28,572 common share options, following the achievement of certain performance criteria, each subject to the terms, conditions and restrictions of the award agreement governing the grants. The grant was canceled following Mr. Weaver's separation from the Company.

(5)	Vests in equal annual installments over three years, with the first tranche vesting on the date of grant, subject to the terms, conditions and restrictions of the award agreement governing the grant

DIRECTORS' COMPENSATION

Effective July 21, 2021, our board of directors approved an amended non-employee director compensation policy. Pursuant to such policy, our non-employee directors were paid the following amounts for the year ended March 31, 2022 (prorated for service for a partial year): (i) C$100,000 per year to the chairperson of the board; (ii) C$50,000 per year to each other non-employee director; (iii) an additional C$10,000 per year to the chairperson of the each committee (other than the Audit Committee); (iv) an additional C$25,000 per year to the chairperson of the audit committee; and (iv) an additional C$10,000 per year to each member of a committee (per committee).

The following table sets forth summary information concerning compensation paid or accrued to the members of our Board for services rendered to us for the fiscal year ended March 31, 2022.

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Joseph Buaron	67,830	—	18,841	—	86,671
Michael De Geus	35,910	—	18,841	—	54,751
Ronald Denis	60,648	—	—	—	60,648
John Moretz(4)	127,680	—	—	—	127,680
Jane Pemberton(5)	21,945	—	—	—	21,945
Frank Rochon(5)	34,912	—	—	—	34,912
Richard Schottenfeld(6)	7,980	—	—	—	7,980
Julie Phillips(7)	61,845	15,329	18,841	—	96,015

(1)

Michael Cammarata, our President and Chief Executive Officer and one of our named executive officers, is not included in this table as he is an employee of ours and therefore receives no compensation for his service as a director. Mr. Cammarata's compensation is included in the section entitled “Summary Compensation Table” of this Annual Report on Form 10-K above. Philip Sanford joined our board of directors on May 19, 2022 and is therefore excluded from this table as he did not serve on our board of directors during fiscal 2022.

(2)

The amounts in these columns represent the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 16 to our consolidated financial statements included in this Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the awards or the sale of the common shares underlying such awards.

(3)	Represents grants of deferred share units awarded on November 26, 2021 that vest in four equal tranches until August 26, 2022.
(4)	Mr. Moretz resigned from our board of directors on February 10, 2022.
(5)	Ms. Pemberton and Mr. Rochon ceased to be directors as of the 2021 annual shareholder meeting.
(6)	Mr. Schottenfeld resigned from our board of directors on May 17, 2021.
(7)	Ms. Phillips was elected to our board of directors at the 2021 annual shareholder meeting and was named Chair of the board of directors on February 10, 2022.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve, or have served during the last fiscal year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our compensation committee.

SECURITIES AUTHORIZED FOR ISSUANEC UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of March 31, 2022 with respect to the common shares that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of March 31, 2022. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options, warrants and rights.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	Stock Option Plan	563,475	$91.19	825,139
	Equity Incentive Plan	25,539	–	138,862
Equity compensation plans not approved by security holders(2)	3,810		–	–
Total	592,824		–	964,001

(1)

The Stock Option Plan and the Equity Incentive Plan provide that the number of common shares reserved for issuance under such plans will equal 25% and 2.5%, respectively, of the issued and outstanding common shares of the Company from time to time.

(2)

Mr. Michael Cammarata was granted an aggregate of 80,001 RSUs, each representing a right to receive one (1) Common Share in certain circumstances, as an inducement to join to Corporation as President and CEO on July 8, 2019. Of this award, 34,286 RSUs were granted under the Equity Incentive Plan and 45,715 were granted as a stand-alone inducement award not subject to shareholder approval.

PENSION BENEFIT PLANS

The Corporation has no pension benefit plans.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

For the purposes of this Proxy Statement, “informed person” means: (i) a director or executive officer of the Corporation; (ii) a director or executive officer of a person or corporation that is itself an informed person or subsidiary of the Corporation; (iii) any person or corporation who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both carrying more than 5% of the voting rights attached to all outstanding voting securities of the Corporation other than voting securities held by the person or Corporation as underwriter in the course of a distribution; and (iv) the Corporation if it has purchased, redeemed or otherwise acquired any of its own securities, for so long as it holds any of its securities.

Other than the compensation agreements and other arrangements described under “Compensation of Named Executive Officers” and “Directors' Compensation” above, and the transactions described below, since April 1, 2020, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

In March 2022, we completed a registered direct offering (the "March Offering"), pursuant to which we issued and sold an aggregate of 528,572 common shares and equivalents and 1,428,572 warrants to purchase common shares, at a price equal to $11.20 per share and accompanying warrants. Armistice Capital Master Fund Ltd., a beneficial owner of more than 5% of our voting securities, was the sole investor in the March Offering.

In June 2022, we completed a registered direct offering (the "June Offering"), pursuant to which we issued and sold an aggregate of 1,945,526 common shares and equivalents and 3,891,052 warrants to purchase common shares, at a price equal to $2.57 per share and accompanying warrants. Armistice Capital Master Fund Ltd. and Sabby Volatility Warrant Master Fund, Ltd., beneficial owners of more than 5% of our voting securities, each purchased 972,763 common shares and equivalents and were each issued warrants to purchase 1,945,526 common shares in the June Offering.

In July 2022, NH Expansion Credit Fund Holdings, LP ("Morgan Stanley"), a beneficial owner of more than 5% of our voting securities, loaned an additional $3 million to Sprout (the "Loan") pursuant to an amended and restated secured promissory note. In connection with the Loan, Morgan Stanley was issued 372,670 of our common shares.

HOUSEHOLDING OF ANNUAL PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Corporation’s proxy materials or annual report to Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to the Corporation’s Investor Relations Department at 545 Promenade du Centropolis, Suite 100, Québec, Canada, H7T 0A3, telephone: (450) 687-2262.

Any Shareholder who wants to receive separate copies of the Corporation’s proxy materials or annual report to Shareholders in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No person who is, or who was within the 30 days prior to the date of this Proxy Statement, a director, executive officer, employee or any former director, executive officer or employee of the Corporation or a subsidiary thereof, and no person who is a nominee for election as a director of the Corporation, and no associate of such persons is, or was as of the Record Date, indebted to the Corporation or a subsidiary of the Corporation or indebted to any other entity where such indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or a subsidiary of the Corporation.

MANAGEMENT CONTRACTS

None of the management functions of the Corporation are to any substantial degree performed other than by the directors or executive officers of the Corporation.

RESTRICTED SECURITIES

No action to be taken as set out herein involves a transaction that would have the effect of converting or subdividing, in whole or in part, existing securities into restricted securities or creating new restricted securities.

AUDIT COMMITTEE INFORMATION

The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to financial reporting, including (i) reviewing the Corporation’s procedures for internal control with the Corporation’s independent auditor and management performing financial functions; (ii) reviewing and approving the engagement of the independent auditor; (iii) reviewing annual and quarterly financial statements and all other material periodic disclosure documents, including the Corporation’s annual report on Form 10-K, quarterly reports on Form 10-Q and the management’s discussion and analysis contained therein; (iv) assessing the Corporation’s financial and accounting personnel; (v) assessing the Corporation’s accounting policies; (vi) reviewing the Corporation’s risk management procedures; and (vii) reviewing any significant transactions outside the Corporation’s ordinary course of business and any pending litigation involving the Corporation.

The Audit Committee has direct communication channels with the Corporation’s management performing financial functions and the external auditor of the Corporation to discuss and review such issues as the Audit Committee may deem appropriate.

As of July 28, 2022, the Audit Committee was composed of Mr. Sanford, as chairperson, Mr. Buaron, Mr. De Geus and Ms. Phillips. Each member of the Audit Committee is “financially literate” within the meaning of National Instrument 52-110 of the Canadian Securities Administrators (“NI 52 110”) and “independent” within the meaning of NI 52-110 and Rule 10A-3 of the Exchange Act. For more information on the expertise and experience of each member, please refer to “Proposal No. 1 – Election of Directors – Nominees for Election as Director”.

The Audit Committee’s charter can be found on the Corporation’s website at https://www.investors.neptunewellness.com/governance/governance-documents.

CORPORATE GOVERNANCE

Board Leadership Structure and Board’s Role in Risk Oversight

Ms. Phillips is the current chairperson of the board of directors. We believe that separating the positions of Chief Executive Officer and chairperson of the board of directors allows our Chief Executive Officer to focus on our day-to-day business, while allowing a chairperson of the board of directors to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and corporate governance guidelines do not require that our chairperson and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate board of directors committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board of directors committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Independence

The Board believes that, in order to maximize effectiveness, the Board must be able to operate independently. A majority of directors must satisfy the applicable tests of independence, such that the Board complies with all independence requirements under applicable corporate and securities laws and stock exchange requirements. No director will be independent unless the Board has affirmatively determined that the director has no material relationship with the Corporation or any of its affiliates, either directly or indirectly or as a partner, Shareholder or officer of an organization that has a relationship with the Corporation or its affiliates. Such determinations will be made on an annual basis and, if a director joins the Board between annual meetings, at such time.

Independent Directors

The Board determined that Ms. Phillips, Mr. Buaron, Mr. De Geus, Mr. Denis and Mr. Sanford are “independent” within the meaning of NI 52-110 and NASDAQ rules.

Directors who are Not Independent

The Board determined that Mr. Cammarata is not “independent” within the meaning of NI 52-110 and NASDAQ rules given that he is the President and CEO of the Corporation.

Majority of Directors will be Independent

As of the date of this Proxy Statement, the Board determined that currently 5 out of 6 members of the Board are “independent” within the meaning of NI 52-110 and NASDAQ rules. Upon the election of the proposed directors, 5 out of 6 members of the Board for the ensuing year will be “independent” within the meaning of NI 52-110 and NASDAQ rules.

Attendance Record of Directors for Board Meetings

During Fiscal 2022, the Board held 10 meetings. All directors were in attendance for each regularly scheduled quarterly and annual meeting of the Board.

BOARD MANDATE

How the Board delineates its role and responsibilities

The Board approved a board mandate on January 12, 2017 (the “Board Mandate”). The Board Mandate requires that the Board maintain a supervisory role over management, and requires that the Board will, among other things:

(a)
satisfy itself, to the extent feasible, as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization;
(b)
develop the Corporation’s approach to corporate governance, including establishing and maintaining a set of corporate governance principles and guidelines and establishing Board committees and approving their respective charters to assist the Board in carrying out its duties and responsibilities;
(c)
oversee the Corporation’s strategic planning process and annually approve a strategic plan, which takes into account, among other things, the opportunities and risks of the Corporation’s business, its risk appetite, emerging trends, and the competitive environment in the industry;

(d)
approve all major corporate decisions and transactions;

(e)
ensure processes are in place to identify the principal risks of the Corporation’s businesses and requiring the implementation of appropriate systems to measure and manage these risks;

(f)
oversee the Corporation’s internal controls and management information systems, monitor their integrity and effectiveness and review reports provided by management on the effectiveness of internal control over financial reporting;

(g)
approve the Corporation’s disclosure policy that provides for timely and accurate disclosure to analysts, Shareholders, employees and the public that meets all applicable legal and regulatory requirements and guidelines;

(h)
oversee the Corporation’s succession planning process including the appointment, training, compensation and performance assessment of the Chairman of the Board, independent Directors, the CEO and other senior executives; and

(i)
establish annual performance expectations and corporate goals and objectives for the CEO, monitor progress against those expectations and dismiss and replace the CEO as necessary and establish expectations and responsibilities of the Chairman of the Board, the CEO, the chairs of each committee of the Board and other Directors.

POSITION DESCRIPTIONS

How the Board delineates the role and responsibilities of the chair and the chair of each Board committee

The Board has developed written position descriptions for the chair of the Board and for chairs of each Board committee.

The chair of the Board is responsible for leading the Board in fulfilling its duties under its mandate as independent of management and acting as an advisor to the CEO. More specifically, the chair will perform the duties as set out in the Board Mandate, or otherwise delegated by the Board or the Compensation and Human Resources Committee ("CHR Committee"), and such other duties as may be necessary or appropriate, including (i) chairing all Board meetings and in camera sessions of the Board and establishing appropriate meeting procedures, (ii) ensuring the Board has adequate resources, including the appropriate flow of information and reviewing the adequacy and timing of materials,
(iii) ensuring the Board is appropriately approving strategy and supervising management’s progress against achieving such strategic goals, (iv) facilitating a candid and full discussion of all key matters that come before the Board and ensuring that the independent Directors have adequate opportunities to meet to discuss matters without management present and that decisions are made on a sound and well-informed basis, (v) providing input to the CHR Committee on recommendations to the Board for nomination of new directors and Board committee chairs, and on succession plans for the Chairman of the Board position, (vi) maintaining on-going and active communications, on behalf of the Board, with the CEO and other senior executives, (vii) overseeing, in conjunction with the CHR Committee, the development of the Corporation’s succession plans for senior executives, (viii) chairing all annual and special meetings of Shareholders, (ix) acting, as necessary, as liaison between the Board and the Corporation’s stakeholders, (x) inviting Board approved candidates to join the Board as requested by the CHR Committee, (xi) evaluating, in conjunction with the CHR Committee, Board effectiveness and suggesting improvements, and (xii) annually establishing objectives for the Board and for him or herself and reviewing such objectives with the CHR Committee prior to soliciting Board approval.

The chair of each Board committee is responsible for leading such committee in successfully fulfilling its duties under its charter and facilitating the committee’s operations. More specifically, the chair of each committee will perform his or her duties as set out in the committee charter or otherwise delegated by the Board and such other duties as may be necessary or appropriate including (i) coordinating with the Chairman of the Board and the other committee chairs to enhance the overall functioning of the Board and its committees, independent of management, (ii) facilitating a candid and full discussion of all key matters that come before the committee, (iii) establishing annual goals and objectives for themselves and presenting those goals and objectives to the CHR Committee, (iv) presiding over all committee meetings and liaising with regulars and external advisors as required, (v) participating in and providing input on, as required, succession plans in respect of the committee chair position, and (vi) overseeing the orientation of new committee members.

How the Board delineates the role and responsibilities of the CEO

The CEO’s position description is, at a general level, the primary responsibility of the management of the business and affairs of the Corporation. As such, the CEO shall establish the strategic and operational orientation of the Corporation and in so doing, provide leadership and vision for the effective overall management, profitability, increasing shareholder value and growth of the Corporation and for conformity with policies agreed upon by the Board. More specifically, in collaboration with the Board, the CEO shall (i) create a culture within the corporation that supports the achievement of strategic and operational objectives by ensuring rigor in the recruitment, selection, individual development and the monitoring of executive team members thus ensuring the Corporation maintains a strong succession plan, (ii) provide leadership and vision for the Corporation and promote the Corporation’s goal of profitability and growth in a sustainable and responsible manner, (iii) promote an environment of customer focus and outstanding customer service so as to respond to the demands of increasingly service oriented markets, (iv) develop and maintain a corporate culture that provides integrity and ethical values throughout the organization, fostering a culture of ethical business conduct, (v) promote and protect the Corporation’s reputation in its markets and with all customers, communities, and government and regulatory bodies, (vi) develop and oversee the execution of, and monitor progress of, the business plan and the annual operating and capital budgets, (vii) identify, and develop plans to manage, the principal risks with respect to the Corporation and its business, (viii) oversee the development and implementation of, and compliance with, key corporate policies, including policies regarding corporate governance, social responsibility, risk management and financial reporting, as well as compliance with applicable legal and regulatory requirements, (ix) serve as the Corporation’s chief spokesperson to its principal stakeholders including its Shareholders, the financial community customers, government and regulatory bodies and the public generally, (x) ensure appropriate and timely disclosure of material information together with the Disclosure Committee and the CFO, and (xi) carry out any other appropriate duties and responsibilities assigned by the

Board.

ORIENTATION AND CONTINUING EDUCATION

Measures the Board takes to orient new Directors

The Corporation provides orientation for new appointees to the Board of Directors and committees in the form of informal meetings with members of the Board and senior management, complemented by presentations on the main areas of the Corporation’s business.

Measures the Board takes to ensure that its Directors maintain the skill and knowledge necessary to meet their obligations as Directors

The Board does not formally provide continuing education to its Directors. The Directors are experienced members. The Board of Directors relies on professional assistance when judged necessary in order to be educated/updated on a particular topic.

ETHICAL BUSINESS CONDUCT

Code of Business Conduct and Ethics

The Board of Directors adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) for its Directors, officers, and employees, as amended from time to time, including most recently on June 4, 2018, which can be found on SEDAR at www.sedar.com and on the Corporation’s web site on www.neptunewellness.com. A copy of the Code of Conduct can also be obtained by contacting the Corporate Secretary of the Corporation. Since its adoption by the Board of Directors, any breach of the Code of Conduct must be brought to the attention of the Board of Directors by the CEO or other senior executive of the Corporation. No material change report has ever been filed which pertains to any conduct of a Director or executive officer that constitutes a breach to the Code of Conduct.

The Board of Directors also adopted the following policies: (i) disclosure policy, (ii) insider trading policy, (iii) management compensation policy, (iv) board compensation and ownership policy, and (v) whistleblower policy.

Steps the Board takes to ensure Directors exercise independent judgement

The Board of Directors actively monitors compliance with the Code of Conduct and promotes a business environment where employees are encouraged to report malfeasance, irregularities, and other concerns. The Code of Conduct provides for specific procedures for reporting non-compliant practices in a manner which, in the opinion of the Board of Directors, encourages and promotes a culture of ethical business conduct.

In addition, under the Civil Code of Québec, to which the Corporation is subject as a legal person incorporated under the Business Corporations Act (Québec), a Director of the Corporation must immediately disclose to the Board of Corporation any situation that may place him or her in a conflict of interest. Any such declaration of interest is recorded in the minutes of proceeding of the Board of Directors of the Corporation. The Director abstains, except if required, from the discussion and voting on the question. In addition, it is the policy of the Corporation that an interested Director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest.

NOMINATION OF DIRECTORS

The Board of Directors receives recommendations from the Nominating Committee, but retains responsibility for managing its own affairs by, among other things, giving its approval for the composition and size of the Board of Directors, and the selection of candidates nominated for election to the Board of Directors. The Nominating Committee shall initially evaluate candidates for election as Directors, having regard to the background, employment, and qualifications of possible candidates.

The selection of nominees for the Board of Directors is made by the other members of the Board, based on the needs of the Corporation and the qualities required to sit on the Board of Directors, including ethical character, integrity and maturity of judgment of the candidates; the level of experience of the candidates, their ideas regarding the material aspects of the business of the Corporation, the expertise of the candidates in fields relevant to the Corporation while complementing the training and experience of the other members of the Board of Directors; the will and ability of the candidates to devote the necessary time to their duties to the Board of Directors and its committees, the will of the candidates to serve on the Board of Directors for numerous consecutive financial periods and finally, the will of the candidates to refrain from engaging in activities which conflict with the responsibilities and duties of a Director of the Corporation and its Shareholders. The Corporation researches the training and qualifications of potential new Directors which seem to correspond to the selection criteria of the Board of Directors and, depending on the results of said research, organizes meetings with the potential candidates.

In the case of incumbent Directors whose terms of office are set to expire, the Corporation will review such Directors’ overall service to the Corporation during their term of office, including the number of meetings attended, level of participation, quality of performance and any transactions of such Directors with the Corporation during their term of office.

The Corporation may use various sources in order to identify the candidates for the Board of Directors, including its own contacts and the references of other Directors, officers, advisors of the Corporation and executive placement agencies. The Corporation will consider Director candidates recommended by Shareholders and will evaluate such Director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for Director nominees for the annual meeting of Shareholders, the Corporation will consider any written recommendations of Director candidates by Shareholders received by the Corporate Secretary of the Corporation no later than 120 days before the anniversary of the previous year’s annual meeting of Shareholders. Recommendations must be made in accordance with the Corporation’s advance notice by-law no. 2013-1 and include the candidate’s name, contact information and a statement of the candidate’s background and qualifications, and must be mailed to the Corporation.

Following the selection of the candidates by the Board of Directors, the Corporation will propose a list of candidates to the Shareholders, for the annual meeting of the Corporation.

The members of the Nominating Committee are Mr. John Moretz, who acts as Chair of the Committee, Dr. Ronald Denis, and Mr. Michael A. De Geus. The Nominating Committee is comprised entirely of independent directors. Following the Meeting, the Nominating Committee is expected to continue to be comprised only of independent directors within the meaning of NI 52-110.

COMPENSATION

The CHR Committee has the responsibility of evaluating the compensation, performance incentives, as well as the benefits granted to the Corporation’s upper management in accordance with their responsibilities and performance as well as to recommend the necessary adjustments to the Board of Directors of the Corporation. The CHR committee also reviews the amount and method of compensation granted to the Directors. The CHR Committee may mandate an external firm in order to assist it during the execution of its mandate. The CHR Committee considers time commitment, comparative fees, and responsibilities in determining compensation.

The CHR Committee is only composed of independent members within the meaning of NI 52-110 and Rule 10A-3 of the Exchange Act, namely Ms. Phillips, who acts as Chair of the Committee, Dr. Ronald Denis, and Mr. Joseph Buaron. Following the Meeting, the CHR Committee is expected to continue to be comprised only of independent directors within the meaning of NI 52-110 and Rule 10A-3 of the Exchange Act.

OTHER BOARD COMMITTEES

In addition to the Audit Committee, the Nominating Committee and the CHR Committee, the Corporation also has the Governance Committee, Special Transaction Committee and Operations and IT Committee. The Governance Committee is responsible for reviewing the Corporation’s corporate governance practices and procedures, monitoring relationships and communication between management and the Board of Directors, monitoring emerging best practices in corporate governance and oversight of governance matters and assessing the Board of Directors and its committees. The Governance Committee is also in charge of establishing the procedure which must be followed by the Corporation in order for it to comply with the guidelines of the TSX regarding corporate governance.

ASSESSMENTS

The Board of Directors, its committees, and each Director of the Corporation are subject to periodic evaluations of their efficacy and contribution at least once a year. The evaluation procedure consists in identifying any shortcomings and implementing adjustments proposed by Directors for the Board of Directors and each of its committees. Among other things, these adjustments deal with the level of preparation of Directors, management and consultants employed by the Corporation, the relevance and sufficiency of the documentation provided to Directors and the time allowed to Directors for discussion and debate of items on the agenda.

DIRECTOR TERM LIMITS

The Board has actively considered the issue of term limits for Directors and will continue to do so. At this time, the Board does not believe that it is in the best interests of the Corporation to establish a limit on the number of times a Director may stand for election. While such a limit could help create an environment where fresh ideas and viewpoints are available to the Board, a director term limit could also disadvantage the Corporation through the loss of the beneficial contribution of directors who have developed increasing knowledge of, and insight into, the Corporation and its operations, over a period of time. As the Corporation operates in a unique industry, it is difficult to find qualified directors with the appropriate background and experience and the introduction of a director term limit would impose further difficulty.

ADDITIONAL INFORMATION

Additional financial and other information relating to the Corporation is included in its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other disclosure documents, which are available on SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com.

In addition, copies of the Corporation’s Financial Report and this Proxy Statement, all as filed on EDGAR and SEDAR, may be obtained from the Secretary of the Corporation upon request. The Corporation may require the payment of a reasonable charge if the request is made by a person who is not a Shareholder.

AUTHORIZATION

The Board has approved the contents and the mailing of this Proxy Statement.

DATED at Laval, Québec, as at August 17, 2022

BY ORDER OF THE BOARD OF DIRECTORS OF THE CORPORATION

/s/ Michael Cammarata

Michael Cammarata

President and Chief Executive Officer

SCHEDULE “A”

GENERAL BY-LAW OF

NEPTUNE WELLNESS SOLUTIONS INC.

(the “Corporation”)

TABLE OF CONTENTS

1 - DEFINITIONS	1
1.1 Definitions	1
1.2 Interpretation	1
1.3 Execution in Counterpart, by Facsimile and by Electronic Signature	1
2 - GENERAL BUSINESS	2
2.1 Head Office	2
2.2 Establishment	2
2.3 Seal	2
2.4 Fiscal Year	2
2.5 Execution of Instruments	2
2.6 Banking Arrangements	2
2.7 Voting Rights in Other Bodies Corporate	3
3 - DIRECTORS	3
3.1 Duties and Powers	3
3.2 Delegation	3
3.3 Qualifications of Directors	3
3.4 Number of Directors	3
3.5 Quorum	4
3.6 Election and Term	4
3.7 Removal of Directors	4
3.8 Cessation of Office	5
3.9 Resignation	5
3.10 Vacancies	5
3.11 Meetings by Telephone, Electronic or other Communication Facility	5
3.12 Attendance	5
3.13 Place of Meetings	5
3.14 Calling of Meetings	5
3.15 Notice of Meetings	6
3.16 First Meeting of New Board	6
3.17 Adjourned Meeting	6
3.18 Votes to Govern	6
3.19 Dissent	6
3.20 Resolution in Writing	7
3.21 Chairperson and Secretary	7

3.22 Remuneration and Expenses	7
3.23 Duty of Loyalty and Conflict of Interest	7
3.24 Contracts or Transactions - Disclosure of Interest	8
3.25 Contracts or Transactions - Votes	9
4 - COMMITTEES	9
4.1 Committees of the Board	9
4.2 Procedure	9
5 - OFFICERS	9
5.1 Appointment of Officers	9
5.2 Agents and Attorneys	10
5.3 Disclosure of Interest	10
5.4 End of Mandate	10
6 - PROTECTION OF DIRECTORS AND OFFICERS	10
6.1 Indemnity of Directors and Officers	10
6.2 Insurance	11
7 - MEETINGS OF SHAREHOLDERS	11
7.1 General Business	11
7.2 Annual Meetings	11
7.3 Special Meetings	12
7.4 Place of Meetings	12
7.5 Participation in Meetings by Electronic Means	12
7.6 Notice of Meetings	12
7.7 Waiver of Notice	13
7.8 Record Date for Notice	13
7.9 Chair and Secretary	13
7.10 Procedure	14
7.11 Persons Entitled to be Present	14
7.12 Quorum	14
7.13 Right to Vote	14
7.14 Proxies and Representatives	14
7.15 Joint Shareholders	15
7.16 Votes to Govern	15
7.17 Casting Vote	15
7.18 Show of Hands	15
7.19 Ballots	16

7.20 Adjournment	16
7.21 Storage of Ballots and Proxies	16
8 - SHARES AND CERTIFICATES	16
8.1 Issuance of Shares	16
8.2 Payment of Shares	17
8.3 Unpaid Shares	17
8.4 Securities Register	17
8.5 Register of Transfer	17
8.6 Registration of Transfer	18
8.7 Registered Ownership	18
8.8 Share Certificates	18
8.9 Certificated Shares	18
8.10 Uncertificated Shares	18
8.11 Replacement of Share Certificates	19
8.12 Joint Shareholders	19
8.13 Deceased Shareholders	20
8.14 Delegation	20
9 - DIVIDENDS AND RIGHTS	20
9.1 Dividends	20
9.2 Dividend Cheques	20
9.3 Non-receipt or Loss of Cheques	21
9.4 Record Date for Dividends and Rights	21
9.5 Unclaimed Dividends	21
10 - NOTICES	21
10.1 Method of Giving Notices	21
10.2 Notice to Joint Shareholders	21
10.3 Undelivered Notices	21
10.4 Omissions and Errors	22
10.5 Persons Entitled by Death or Operation of Law	22
10.6 Waiver of Notice	22
11 - MISCELLANEOUS	22
11.1 Declarations to the Enterprise Register	22
11.2 Enactment, Repeal and Amendment of the By-Law	22

1 - DEFINITIONS

1.1 Definitions

In this By-law, and all other By-laws of the Corporation, unless the context indicates otherwise:

a) “Act” means the Business Corporations Act (Québec), or any statute which may be substituted therefor, including the regulations made thereunder as amended from time to time;

b) “Articles” shall mean the articles of the Corporation and includes any amendments thereto;

c) “Board” means the board of directors of the Corporation;

d) “By-laws” means the administrative By-laws of the Corporation, as well as all other administrative by-laws of the Corporation in force from time to time, including those referred to in section 726 of the Act, and any amendments which may be made to such By-laws from time to time;

e) “Director” means a member of the Board;

f) “Person” includes an individual, a sole proprietorship, a partnership, an association, a labour organization, an organization, a trust, a body corporate and all individuals acting as a trustee, executor, curator or as any other legal representative;

g) “Reporting Issuer” means a reporting issuer as defined in the Act; and

h) “Shareholders Meeting” means an annual shareholders meeting or a special meeting of shareholders.

1.2 Interpretation

a) words importing the singular number also include the plural and vice-versa; words importing the masculine gender include the feminine and vice-versa;

b) the headings used in this By-law are for ease of reference only and do not form part of it;

c) all words used in this By-law and defined in the Act shall have the meanings given to such words in the Act or in the related parts thereof;

d) this By-law is adopted pursuant to the Act, and is subject to, and must be read in conjunction with the Act. In the event of an inconsistency between a provision of this By-law and a provision of the Act, the latter shall prevail.

1.3 Execution in Counterpart, by Facsimile and by Electronic Signature

Subject to the Act, any notice, resolution, requisition, statement or other document required or permitted to be executed for the purposes of the Act, may be signed by way of electronic signature, by way of a facsimile signature or by way of signing several similar documents by one or more Persons, and those documents, when duly signed by all Persons required or permitted to sign, as appropriate, shall constitute a single document for the purposes of the Act.

2 - GENERAL BUSINESS

2.1 Head Office

The head office of the Corporation must be permanently located in Québec. The Corporation may relocate its head office in accordance with the Act.

2.2 Establishment

In addition to its head office, the Corporation may establish and maintain other establishments, offices, places of business and branches both within and outside Québec, as the Board may determine from time to time.

2.3 Seal

The Corporation may have a seal, which shall be adopted and may be changed by the Board. The absence of a seal on a document of the Corporation does not render the document invalid.

2.4 Fiscal Year

The fiscal year end of the Corporation shall be March 31 or be as determined from time to time by the Board.

2.5 Execution of Instruments

Deeds, transfers, assignments, contracts, obligations, certificates and other instruments shall be signed on behalf of the Corporation by any Director or officer of the Corporation. In addition, the Board may from time to time direct the manner in which, and the Person or Persons by whom, any particular instrument or class of instruments may or shall be signed.

Notwithstanding the foregoing, the secretary or any other officer or any Director may sign certificates and similar instruments (other than share certificates) on the Corporation’s behalf with respect to any factual matters relating to the Corporation’s business and affairs, including certificates verifying copies of the Articles, By-laws, resolutions and minutes of meetings of the Corporation.

2.6 Banking Arrangements

The banking business of the Corporation, or any part or division of the Corporation, shall be transacted with such bank, trust company or other firm or body corporate as the Board may designate, appoint or authorize from time to time and all such banking business, or any part thereof, shall be transacted on the Corporation’s behalf by such one or more officers or other Persons as the Board may designate, direct or authorize from time to time and to the extent thereby provided.

2.7 Voting Rights in Other Bodies Corporate

Except as otherwise provided by the Board, any Director or officer has the full power to represent the Corporation, and more particularly to vote all of the shares or other securities carrying voting rights of any other entity held from time to time by the Corporation, at any and all meetings of shareholders, bondholders, debentureholders or holders of other securities (as the case may be) of such other entity and exercise all other rights attached to the said shares or securities as if he were the owner thereof. The Board may, from time to time, appoint any other Person for the same purpose.

3 - DIRECTORS

3.1 Duties and Powers

The Board exercises all the powers necessary to manage, or supervise the management of the business and affairs of the Corporation. Subject to the Act, the Board shall exercise its powers by or pursuant to a resolution passed at a meeting of the Board at which a quorum is present or approved in writing by all Directors in office.

Without limiting the foregoing, the Board may, on behalf of the Corporation:

a) borrow money;

b) issue, reissue, sell or hypothecate its debt obligations;

c) enter into a suretyship to secure performance of an obligation of any Person; and

d) hypothecate all or any of its property, owned or subsequently acquired, to secure any obligation.

3.2 Delegation

Subject to the Act, the Articles and any By-laws, the Board may from time to time delegate to a Director, a committee of the Board or an officer or such other person or persons so designated by the Board all or any of the powers conferred on the Board by the Act to such extent and in such manner as the Board shall determine at the time of each such delegation.

3.3 Qualifications of Directors

Any natural person may be a Director of the Corporation unless such a person is less than eighteen (18) years of age, is under guardianship or curatorship, is of unsound mind and has been so found by a court in Canada or elsewhere, is a person for whom the court prohibits the exercise of this function, or has the status of bankrupt. A Director is not required to hold shares of the Corporation.

3.4 Number of Directors

The Board of Directors of the Corporation shall be made up of a minimum and a maximum number of Directors as indicated in the Articles of the Corporation as amended from time to time. The exact number of Directors shall be established from time to time by resolution of the Board.

3.5 Quorum

A majority of the Directors in office constitutes a quorum at any meeting of the Board. In the absence of a quorum within the first fifteen (15) minutes following the start of the meeting, the Directors may only deliberate on the meeting’s adjournment. A quorum of Directors may exercise all the powers of the Board despite any vacancy on the Board.

3.6 Election and Term

Directors shall be elected by the shareholders at the first Shareholders Meeting and at each subsequent annual meeting at which an election of Directors is required, by an ordinary resolution adopted by a majority of the votes cast by shareholders able to vote on such resolution, and shall hold office until the next annual Shareholders Meeting or, if elected for an expressly stated term, for a term expiring no later than three (3) years following the election. The election need not be by ballot unless a ballot is demanded by any shareholder or required by the chairperson in accordance with section 7.19. If an election of Directors is not held at an annual Shareholders Meeting at which such election is required, the incumbent Directors shall continue in office until their resignation, replacement or removal.

If shareholders holding a certain class or series of shares have an exclusive right to elect one or more Directors, such number of Directors shall be elected by the majority of votes cast by the holders of such class or series of shares.

If permitted by the articles, the Directors may appoint one or more additional Directors to hold office for a term expiring not later than the close of the next annual Shareholders Meeting, provided the total number of Directors so appointed does not exceed one-third (1/3) of the number of Directors elected at the annual Meeting of Shareholders preceding their appointment.

3.7 Removal of Directors

Subject to the Act, the shareholders may, by ordinary resolution passed by a majority of votes cast at a special Shareholders Meeting duly called for that purpose, remove any Director or Directors. If holders of any class or series of shares have an exclusive right to elect one or more Directors, a Director so elected may only be removed by ordinary resolution of such holders.

A Director whose removal is to be proposed at a Shareholders Meeting must be informed of the time and place of the meeting within the same delays as those prescribed for the calling of such meeting. Such Director may attend the meeting and be heard or, if not in attendance, may explain, in a written statement read by the person presiding over the meeting or made available to the shareholders before or at the meeting, why he opposes the resolution proposing his removal.

Any vacancy created by the removal of a Director may be filled by a resolution of the shareholders at the Shareholders Meeting at which the Director is removed or, if it is not, at a subsequent meeting of the Board. If the holders of any class or series of shares have an exclusive right to elect one or more Directors and a vacancy occurs among these Directors, the vacancy may be filled by the holders of that class or series of shares by ordinary resolution at the Shareholders Meeting at which the Director is removed or, if it is not, by the remaining Directors elected by the holders of that class or series of shares, if there are such remaining Directors.

3.8 Cessation of Office

A Director ceases to hold office when he dies, resigns, is removed, becomes disqualified from holding office or otherwise no longer meets the requirements to hold office as specified by the Act.

3.9 Resignation

A Director may resign from office by delivering or sending a written notice to the Corporation and such resignation becomes effective at the time the Director’s written resignation is received by the Corporation or at the time specified in the notice, whichever is later.

3.10 Vacancies

Subject to the Act or to the Articles, a quorum of Directors may fill a vacancy on the Board.

If there is no quorum of Directors, or if there has been a failure to elect the number or minimum number of Directors required by the Articles, the Directors then in office must without delay call a special Shareholders Meeting to fill the vacancies on the Board. If the Directors refuse or fail to call a meeting or if there are no Directors then in office, the meeting may be called by any shareholder.

A Director appointed or elected to fill a vacancy holds office for the unexpired term of his predecessor and remains in office until his successor is elected or nominated.

3.11 Meetings by Telephone, Electronic or other Communication Facility

A Director may participate in a meeting of the Board or of a committee of the Board by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A Director who participates in such meeting by such means is deemed to be present at that meeting.

3.12 Attendance

In addition to the Directors having to attend meetings of the Board, other Persons may also attend as needed, with the authorization of the chairperson of the meeting or the majority of the Directors present at that meeting.

3.13 Place of Meetings

Meetings of the Board are held at the registered office of the Corporation or at any other place within or outside of Québec.

3.14 Calling of Meetings

Meetings of the Board shall be held from time to time at such place, on such day and at such time as the Board, the chairperson of the Board, the president, the secretary or any two Directors may determine. Meetings are called by the chairperson of the Board, the president or two Directors or by the secretary upon being asked to call such a meeting by the chairperson of the Board, the president or two Directors.

3.15 Notice of Meetings

The notice stating the time and place of the meeting and specifying any matter to be dealt with relating to powers which the Board may not delegate, shall be given to each Director at least forty-eight (48) hours before the meeting is to occur. In the event of an emergency, such time limit shall be shortened to twenty-four (24) hours. This notice does not have to be given in writing.

Any Director may waive a notice of a meeting of the Board. Attendance of a Director at a meeting of the Board constitutes a waiver of notice of such meeting unless the Director attends such meeting for the sole purpose of objecting to the holding of the meeting on the grounds that it was not duly called.

3.16 First Meeting of New Board

Provided a quorum of Directors is present, each newly elected Board may without notice hold its first meeting following the Shareholders Meeting at which such Board is elected.

3.17 Adjourned Meeting

Whether or not there is quorum, any meeting of the Board may be adjourned from time to time by a vote of a majority of the Directors who are present and subsequently resumed without the requirement that a new notice be given, if the time and place of the adjourned meeting is announced at the same time as the adjournment.

At the adjourned meeting, the Board may validly transact business in accordance with the terms established at the time of the adjournment provided that there is a quorum. The Directors who constituted a quorum at the original meeting do not have to constitute the quorum at the adjourned meeting. If there is no quorum at the adjourned meeting, the meeting is deemed to have ended immediately after the adjournment.

3.18 Votes to Govern

Subject to the Act, at all meetings of the Board, any question shall be decided by a majority of the votes cast on the question and, in the case of an equality of votes, the chairperson of the meeting shall not be entitled to a second or casting vote. Any question at a meeting of the Board shall be decided by a show of hands unless a ballot is required or demanded.

3.19 Dissent

A Director who is present at a meeting of the Board or a committee of the Board is deemed to have consented to any resolution passed at the meeting unless:

a) the Director's dissent has been entered in the minutes;

b) the Director sends a written dissent to the secretary of the meeting before the meeting is adjourned; or

c) the Director delivers a written dissent to the chairperson of the Board, sends it to the chairperson by any means providing proof of the date of receipt or delivers it to the head office of the Corporation immediately after the meeting is adjourned.

A Director is not entitled to dissent after voting for or consenting to a resolution.

A Director who was not present at a meeting at which a resolution was passed is deemed to have consented to the resolution unless he delivers a written dissent to the chairperson of the Board, sends it to the chairperson of the Board by any means providing proof of the date of receipt or delivers it to the head office of the Corporation within seven (7) days after becoming aware of the resolution.

3.20 Resolution in Writing

A resolution in writing, signed by all the Directors entitled to vote thereon is as valid as if it had been passed at a meeting of the Board or, as the case may be, of a committee of the Board. A copy of the resolution must be kept with the minutes of the meetings and the resolutions of the Board and its committees.

3.21 Chairperson and Secretary

The chairperson of the Board or, in the chairperson’s absence, the president or, in the president’s absence, a vice-president, shall be chairperson of any meeting of the Board. If none of these officers are present, the Directors present shall choose one of their number to be chairperson. The secretary of the Corporation shall act as secretary at any meeting of the Board and, if the secretary of the Corporation is absent, the chairperson of the meeting shall appoint a Person, who need not be a Director, to act as secretary of the meeting.

3.22 Remuneration and Expenses

The Directors shall be paid such remuneration for their services as Directors as the Board may from time to time authorize. In addition, the Board may authorize, by resolution, a special remuneration to a Director who executes specific or additional duties on behalf of the Corporation. The Directors shall also be entitled to be paid in respect of travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof or in otherwise serving the Corporation. Nothing herein contained shall preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefor.

3.23 Duty of Loyalty and Conflict of Interest

Subject to the Act, the Directors are bound by the same obligations as are imposed by the Civil Code of Québec (Québec) on any Director of a legal person. Consequently, in the exercise of their functions, the Directors are duty-bound toward the Corporation to act with prudence and diligence, honesty and loyalty and in the interest of the Corporation.

In particular, but without limiting the generality of the foregoing:

a) a Director may not mingle the property of the Corporation with his own property nor may he use for his own profit or that of a third Person any property of the Corporation or any information he obtains by reason of his duties, unless he is expressly authorized to do so by the shareholders of the Corporation;

b) unless he has obtained the express consent of the Board, a Director must keep confidential the deliberations of the Board, any internal document and any other information to which he has access in the performance of his duties which is not publicly known and which has not been publicly disclosed by the Corporation;

c) a Director shall avoid placing himself in any situation where his personal interests would be in conflict with his obligations as a Director of the Corporation;

d) a director must disclose to the Corporation any interest he has in a business or association that may place him in a situation of conflict of interest and of any right he may set up against it, indicating their nature and value, where applicable.

3.24 Contracts or Transactions - Disclosure of Interest

A Director must disclose the nature and value of any interest he has in a contract or transaction to which the Corporation is a party. “Interest” means any financial stake in a contract or transaction that may reasonably be considered likely to influence decision-making. Furthermore, a proposed contract or a proposed transaction, including related negotiations, is considered a contract or transaction.

A Director must also disclose any contract or transaction to which the Corporation and any of the following are a party:

a) an associate of the Director or officer;

b) a group of which the Director or officer is a Director or officer; or

c) a group in which the Director or officer or an associate of the Director or officer has an interest.

The Director satisfies the requirement if he discloses, in a case specified in subparagraph b) above, the Directorship or office held within the group or, in a case specified in subparagraph c) above, the nature and value of the interest he or his associate has in the group.

Unless it is recorded in the minutes of the first meeting of the Board at which the contract or transaction is discussed, the disclosure of an interest, contract or transaction must be made in writing to the Board as soon as the Director becomes aware of the interest, contract or transaction.

The disclosure must be made even in the case of a contract or transaction that does not require approval by the Board.

3.25 Contracts or Transactions – Votes

No Director may vote on a resolution to approve, amend or terminate a contract or transaction described in section 3.24 or be present during deliberations concerning the approval, amendment or termination of such a contract or transaction, unless the contract or transaction:

a) relates primarily to the remuneration of the Director or an associate of the Director as a Director of the Corporation or an affiliate of the Corporation;

b) relates primarily to the remuneration of the Director or an associate of the Director as an officer, employee or mandatary of the Corporation or an affiliate of the Corporation, if the Corporation is not a Reporting Issuer;

c) is for indemnity or liability insurance; or

d) is with an affiliate of the Corporation, and the sole interest of the Director is as a Director or officer of the affiliate.

If no quorum exists for the purpose of voting on a resolution to approve a contract or transaction only because a Director is not permitted to be present during deliberations, the other Directors present are deemed to constitute a quorum for the purpose of voting on the resolution.

If all the Directors are required to abstain from voting, the contract or transaction may be approved solely by the shareholders entitled to vote, by ordinary resolution. The disclosure required by section 3.24 must be made to the shareholders in a sufficiently clear manner before the contract or transaction is approved.

4 - COMMITTEES

4.1 Committees of the Board

The Board may, by resolution, create one or more committees comprised of Directors and, subject to the limitations prescribed by the Act, from time to time set the mandate and the number of Directors of any such committee.

4.2 Procedure

Subject to the Act and unless otherwise determined by a resolution of the Board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairperson and to regulate its procedure. Each committee must provide the Board with a report concerning its activities if the Board makes such a request. The Board may cancel or modify any decision made by the committee.

5 - OFFICERS

5.1 Appointment of Officers

The Board may appoint any officers and any other mandataries as it deems appropriate and determine their titles, functions, powers, employment conditions and remuneration. An officer may but need not be a Director or a shareholder and any person may hold more than one office. The Board may, in accordance with this By-law and subject to the Act, delegate to such officers powers to manage, or supervise the management of, the business and affairs of the Corporation.

5.2 Agents and Attorneys

The Board shall have the power from time to time to appoint agents or attorneys for the Corporation in or out of the Province of Québec with such powers of management or otherwise (including the power to sub-delegate) as the Board may determine.

5.3 Disclosure of Interest

The officers are mandataries of the Corporation. In this capacity, in the exercise of their functions, the officers are bound, among other things, toward the Corporation to act with prudence and diligence, honesty and loyalty and in the interest of the Corporation.

An officer must disclose the nature and value of any interest he has in a contract or transaction to which the Corporation is a party, in the same way that a Director must disclose such an interest pursuant to section 3.24. In the case of an officer who is not a Director, disclosure must be made as soon as:

a) the officer becomes an officer;

b) the officer becomes aware that the contract or transaction is to be discussed or has been discussed at a meeting of the Board; or

c) the officer or the officer's associate acquires an interest in the contract or transaction, if it was entered into earlier.

The disclosure must be made even in the case of a contract or transaction that does not require approval by the Board.

5.4 End of Mandate

An officer may resign at any time. The resignation of an officer takes effect on the date the Corporation receives the written notice he gives or on the later date indicated therein.

The Board may, at its own discretion, remove an officer of the Corporation at all times and the reason for the removal is not required to be given.

6 - PROTECTION OF DIRECTORS AND OFFICERS

6.1 Indemnity of Directors and Officers

Subject to the following, the Corporation must indemnify a Director or officer of the Corporation, a former Director or officer of the Corporation, a mandatary, any other person who acts or acted at the Corporation's request as a Director or officer of another group, as well as their heirs, legatees, liquidators, assignees, authorized representatives or beneficiaries, against all costs, charges and expenses reasonably incurred in the exercise of their functions, including an amount paid to settle an action or satisfy a judgment, or arising from any investigative or other proceeding in which the person is involved if:

a) the person acted with honesty and loyalty in the interest of the Corporation or, as the case may be, in the interest of the other group for which the person acted as Director or officer or in a similar capacity at the Corporation's request; and

b) in the case of a proceeding that is enforced by a monetary penalty, the person had reasonable grounds for believing that his conduct was lawful.

The Corporation must also advance moneys to such a person for the costs, charges and expenses of a proceeding referred to in the above paragraph.

However, in the event that a court or any other competent authority judges that the conditions set out in subparagraphs a) and b) above are not fulfilled or that the person committed an intentional or gross fault, the Corporation may not indemnify the person and the person must repay to the Corporation any moneys advanced.

The Corporation may, with the approval of the court, in respect of an action by or on behalf of the Corporation or other group referred to above, against a person referred to above, advance the necessary monies to the person or indemnify the person against all costs, charges and expenses reasonably incurred by the person in connection with the action, if the person fulfills the conditions set out above.

The provisions of this section 6.1 shall not, to the extent permitted by law, operate to affect or otherwise restrict the scope of any indemnification contractually agreed by or in favour of the Corporation or otherwise applicable under previous provisions of the law or any by-law of the Corporation of which a Director or an officer may avail himself.

6.2 Insurance

The Corporation may purchase and maintain insurance for the benefit of its Directors, officers and other mandataries against any liability they may incur as such or in their capacity as Directors, officers or mandataries of another group, if they act or acted in that capacity at the Corporation's request.

7 - MEETINGS OF SHAREHOLDERS

7.1 General Business

The Corporation must hold an annual shareholders meeting; if necessary, the Corporation may also hold one or more special shareholder meetings.

7.2 Annual Meetings

An annual Shareholders Meeting entitled to vote at such a meeting must be held not later than eighteen (18) months after the Corporation is constituted and, subsequently, not later than fifteen (15) months after the last preceding annual shareholders meeting, for the purpose of:

a) considering the financial statements of the Corporation for the fiscal year ending within six (6) months preceding the date of such meeting and the auditor’s report thereon, if any;

b) considering any other financial information presentation of which is required by the Articles or the By-laws;

c) electing Directors;

d) appointing the auditor; and

e) deliberating with respect to all other matters which may be presented at the meeting.

The Board calls the annual Shareholders Meeting. Otherwise, the meeting may be called by the shareholders in accordance with the Act or with section 7.3 below.

7.3 Special Meetings

The Board may at any time call a special Shareholders Meeting.

The holders of not less than ten percent (10%) of the issued shares that carry the right to vote at a Shareholders Meeting sought to be held may requisition the Board to call a Shareholders Meeting for the purposes stated in the requisition.

The requisition, signed by at least one shareholder, must state the business to be transacted at the meeting and must be sent to each Director and to the head office of the Corporation.

On receiving the requisition, the Board calls a Shareholders Meeting to transact the business stated in the requisition. If the Board does not within twenty-one (21) days after receiving the requisition call a meeting, any shareholder who signed the requisition may call the meeting.

Unless the shareholders otherwise resolve at a meeting called by shareholders, the Corporation must reimburse the shareholders for the expenses reasonably incurred by them in requisitioning, calling and holding the meeting.

7.4 Place of Meetings

Subject to the Articles, Shareholders Meetings must be held in Québec at the place determined by the Board. If the Articles so allow, or in the absence of such a provision, if all the shareholders entitled to vote at the meeting agree, the meeting may be held at a place outside of Québec.

7.5 Participation in Meetings by Electronic Means

A meeting may be held solely by means of equipment enabling all participants to communicate directly with one another.

In addition, any Person entitled to attend a Shareholders Meeting may participate in the meeting by means of any equipment enabling all participants to communicate directly with one another. A Person participating in a meeting by such means is deemed present at the meeting.

Any shareholder participating in a Shareholders Meeting by means of equipment enabling all participants to communicate directly with one another may vote by any means enabling votes to be cast in a way that allows them to be verified afterwards and protects the secrecy of the vote when a secret ballot has been requested.

7.6 Notice of Meetings

A notice of a Shareholders Meeting specifying the time and place of the meeting, as well as the business to be transacted, must be sent, in writing and by any means providing proof of the date of receipt, to each Person entitled to vote at the meeting not less than twenty-one (21) days and not more than sixty (60) days before the meeting. It must also specify the time before which the Corporation must receive the proxies of the shareholders who wish to be represented at the Shareholders Meeting, which time must not exceed forty-eight (48) hours preceding the Shareholders Meeting or the resumption of a Shareholders Meeting after an adjournment, excluding Saturdays and holidays.

Notice of a Shareholders Meeting at which special business is to be transacted shall state the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and contain the text of any special resolution to be submitted to the meeting. All business transacted at a special meeting of the shareholders and all business transacted at an annual shareholders meeting, except consideration of the financial statements and auditor’s report, the appointment of the auditor and the election of Directors, is deemed to be special business.

If a Director or a shareholder entitled to vote at a Shareholders Meeting gives written notice not less than ten (10) days before the meeting to the auditor or a former auditor of the Corporation, the auditor or former auditor attends the meeting at the Corporation's expense and answers any question relating to their duties as auditor.

Irregularities in the notice of the Shareholders Meeting or in its sending will not affect the validity of the Shareholders Meeting. Similarly, the unintentional failure to send a notice of Shareholders Meeting to a person entitled to it, or the failure to receive it by a person entitled to the notice, does not invalidate the resolutions passed at such meeting.

7.7 Waiver of Notice

A shareholder or Director may waive notice of a Shareholder Meeting; the waiver may be given either before or after the meeting. Their attendance at the meeting is a waiver of notice of the meeting unless they attend the meeting for the sole purpose of objecting to the holding of the meeting on the grounds that it was not lawfully called or held.

7.8 Record Date for Notice

The Board may set, in conformity with applicable securities law requirements, a date prior to the date on which a meeting is to be called or held as the record date for the purpose of determining shareholders entitled to receive notice of or to vote at the meeting, and only those registered shareholders registered on the date so set shall be so entitled, notwithstanding any transfer of shares in the registers of the Corporation between the record date and the date on which the meeting is called or held. The record date must be not less than twenty-one (21) days and not more than sixty (60) days before the meeting.

7.9 Chair and Secretary

The chairperson of the Board or, in the chairperson’s absence, the president or, in the president’s absence, a vice-president shall be chairperson of any meeting of shareholders. If none of these officers are present within fifteen (15) minutes after the time appointed for holding the meeting, the Persons present and entitled to vote shall choose a chairperson from amongst themselves. The secretary of the Corporation shall act as secretary at any Shareholders Meeting or, if the secretary of the Corporation is absent, the chairperson of the meeting shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by resolution or by the chairperson with the consent of the meeting in accordance with the procedure set out in section 7.16.

7.10 Procedure

The chairperson of the meeting directs the meeting and ensures its orderly conduct. His decisions, including those relating to the validity of proxies, are final and binding on all the shareholders.

7.11 Persons Entitled to be Present

The only persons entitled to be present at a Shareholders Meeting shall be those entitled to vote thereat, the Directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or By-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting in accordance with the procedure set out in section 7.17.

7.12 Quorum

A quorum of shareholders is present at a meeting of shareholders, provided that a quorum shall not be less than two persons, if the holders of at least thirty-three and one-third percent (33 1/3%) of the shares of the Corporation entitled to vote at the meeting are present in person or represented by proxy. A quorum need not be present throughout the meeting provided a quorum is present at the opening of the meeting.

7.13 Right to Vote

Subject to a record date established in accordance with section 7.8, at a Shareholders Meeting, the shareholders registered on the securities register of the Corporation are entitled to exercise the voting rights attached to the shares in their name.

7.14 Proxies and Representatives

Every shareholder entitled to vote at a Shareholders Meeting may, by means of a proxy, appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be signed in writing or by electronic signature by the shareholder or the shareholder’s representative authorized in writing or by electronic signature.

Unless otherwise indicated, a proxy lapses one year after the date it is given. It may be revoked at any time.

A proxyholder has the same rights as the shareholder represented to speak at a Shareholders Meeting in respect of any matter and to vote at the meeting. However, a proxyholder who has conflicting instructions from more than one shareholder may not vote by a show of hands.

7.15 Joint Shareholders

If two or more Persons hold shares jointly, one of those holders present at a Shareholders Meeting may in the absence of the others vote the share, but if two or more of those Persons who are present, in person or by proxy, vote, they shall vote as one on the shares jointly held by them.

7.16 Votes to Govern

Except as otherwise required by the Act and the Articles, all questions proposed for the consideration of shareholders at a Shareholders Meeting shall be determined by a majority of the votes cast by all who are entitled to vote.

7.17 Casting Vote

In case of an equality of votes at any meeting of shareholders, regardless of the manner of voting, the chairperson of the meeting shall not be entitled to a second or casting vote.

7.18 Show of Hands

Any question at a Shareholders Meeting shall be decided by a show of hands, unless a ballot thereon is demanded by a shareholder entitled to vote at the Shareholders Meeting as hereinafter provided. Every Person who is present and entitled to vote thereon shall have one vote. Whenever a vote by any means other than by ballot is taken, a declaration by the chairperson of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

7.19 Ballots

On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chairperson may require, or any shareholder or proxyholder entitled to vote at the meeting may demand, a ballot. A ballot so required or demanded shall be taken in such manner as the chairperson shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each Person present shall be entitled, in respect of the shares which the Person is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

7.20 Adjournment

Whether or not there is quorum, the chairperson of the Shareholders Meeting may, with the consent of the shareholders present or represented by proxy and following the procedure set at section 7.16, adjourn any Shareholders Meeting. The chairperson of the Shareholders Meeting may also adjourn a meeting ex officio if he believes it is impossible to conduct it in an orderly manner.

If a Shareholders Meeting is adjourned for less than thirty (30) days, it is not necessary to give notice of the adjourned meeting other than by announcement at the original meeting. If a Shareholders Meeting is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting must be given as for an original meeting.

The Shareholders Meeting is validly resumed if it is held on the date and at the time and place announced and if there is quorum. In the absence of quorum at the adjourned meeting, the original meeting is deemed to have terminated immediately after its adjournment.

7.21 Storage of Ballots and Proxies

The Corporation must, for at least three (3) months after a Shareholders Meeting, keep at its head office the ballots cast and the proxies presented at the meeting. Any shareholder or proxyholder who was entitled to vote at the meeting may, without charge, inspect the ballots and proxies kept by the Corporation.

8 - SHARES AND CERTIFICATES

8.1 Issuance of Shares

Subject to any pre-emptive right granted to shareholders, shares may be issued at the times, to the Persons, including Directors and officers, and for the consideration that the Board determines. The Board may, by resolution, accept subscriptions, issue and allot unissued shares from the Corporation’s share capital and grant exchange rights, options or acquisition rights with respect to those shares.

8.2 Payment of Shares

Shares may be issued whether or not they are fully paid. However, shares may only be considered paid if consideration equal to the issue price determined by the Board has been paid to the Corporation.

Consideration for the shares issued by the Corporation is payable in money, or in property or past services determined by the Board to be the fair equivalent of the money consideration, considering all the circumstances.

A promissory note or a promise to pay made by a Person to whom shares are issued, or a Person who does not deal at arm's length, within the meaning of that expression in the Taxation Act (Québec), with a Person to whom shares are issued does not constitute consideration for the shares.

8.3 Unpaid Shares

Unless the terms of payment for shares are determined by contract, the Board may call for payment of all or part of the unpaid amounts on shares subscribed or held by the shareholders, the whole as provided by the Act.

8.4 Securities Register

The securities register of the Corporation must contain the following information with respect to its shares:

a) the names, in alphabetical order, and the addresses of present and past shareholders;

b) the number of shares held by each such shareholder;

c) the date and details of the issue and transfer of each share; and

d) any amount due on any share.

The register must contain, if applicable, the same information with respect to the Corporation’s debentures, bonds, notes and other securities, with the necessary modifications.

8.5 Register of Transfer

The Corporation shall cause to be kept a register of transfers in which all transfers of securities issued by the Corporation in registered form and the date and other particulars of each transfer shall be set out.

Subject to the Act, the transfer of shares is governed by the Act respecting the transfer of securities and the establishment of security entitlements (Québec).

8.6 Registration of Transfer

If an endorsed share certificate in registered form is presented to the Corporation with a request to register a transfer of the certificated share or an instruction is presented to the Corporation with a request to register a transfer of an uncertificated share, the Corporation registers the transfer as requested if:

a) under the terms of the share, the purchaser is eligible to have the share registered in that Person's name;

b) the endorsement or instruction is made by the appropriate Person or by that Person's representative;

c) reasonable assurance is given that the endorsement or instruction is neither forged nor counterfeited and is authorized;

d) any applicable fiscal law that imposes duties on the Corporation at the time of the transfer has been complied with;

e) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable against the purchaser or imposed by law; and

f) the transfer is rightful or is to a protected purchaser, pursuant to the Act respecting the transfer of securities and the establishment of security entitlements (Québec).

Shares that are not fully paid but for which no instalment is payable may only be transferred with the authorization of the Board. The Directors must reasonably verify the acquirer's ability to pay for the shares before authorizing the transfer.

A share may not be transferred until all instalments payable up to the time of transfer have been fully paid.

8.7 Registered Ownership

Subject to the Act, the Corporation may treat the registered owner of a share as the Person exclusively entitled to vote, to receive notices, to receive any dividend or other payments in respect thereof and otherwise to exercise all the rights and powers of an owner of a share.

8.8 Share Certificates

A share issued by the Corporation may be a certificated share or an uncertificated share. A certificated share is represented by a paper certificate in registered form, and an uncertificated share is represented by an entry in the securities register in the name of the shareholder.

Unless otherwise provided in the Articles, shares are issued as certificated shares unless the Board determines, by resolution, that the shares of any class or series or certain shares of a class or series are to be issued as uncertificated shares.

The Board may also, by resolution, determine that a certificated share becomes an uncertificated share as soon as the paper certificate is surrendered to the Corporation.

Inversely, the Board may, by resolution, determine that an uncertificated share becomes a certificated share on delivery to the shareholder of a certificate in the shareholder's name or, in the case of a control agreement under the Act respecting the transfer of securities and the establishment of security entitlements (Québec), on delivery to the purchaser, within the meaning of the Act respecting the transfer of securities and the establishment of security entitlements (Québec), of a certificate in the purchaser's name, unless there are provisions inconsistent with such a control agreement, in which case those provisions apply. The Board must give notice of the resolution to the shareholders of the classes or series of shares concerned.

8.9 Certificated Shares

In the case of certificated shares, the Corporation must issue to the shareholder, without charge, a certificate in registered form.

Share certificates shall be in such form as the Board may from time to time approve in accordance with the requirements of the Act.

Subject to any resolution of the Board providing otherwise, the share certificates of the Corporation must be signed by any of the Directors or officers or by a person acting in their name. The signature may be affixed by an automatic device or electronic process.

In the absence of any evidence to the contrary, the certificate is proof of the shareholder's title to the shares represented by the certificate.

Share certificates need not be under corporate seal.

8.10 Uncertificated Shares

In the case of uncertificated shares, the Corporation must send the shareholder a written notice containing the information required under the Act.

8.11 Replacement of Share Certificates

If the shareholder of a certificated share claims that the certificate has been lost, wrongfully taken or destroyed, the Corporation must issue a new certificate if the shareholder:

a) so requests before the Corporation has notice that the lost, wrongfully taken or allegedly destroyed certificate has been delivered to a protected purchaser, as such term is defined in the Act respecting the transfer of securities and the establishment of security entitlements (Québec);

b) provides security sufficient in the Corporation’s judgment to protect the Corporation from any loss that the Corporation may suffer by issuing a new certificate; and

c) satisfies any other reasonable requirements imposed by the Corporation.

8.12 Joint Shareholders

If two or more Persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such Persons shall be sufficient delivery to all of them. Any one of such Persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.13 Deceased Shareholders

In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by the Act and upon compliance with the reasonable requirements of the Corporation or it transfer agent.

8.14 Delegation

Subject to the limits of the Act, the Board may delegate the powers and duties provided for in this section 8 inter alia, to the corporate secretary of the Corporation or to a transfer agent or any other agent responsible for keeping, in whole or in part, the securities register.

9 - DIVIDENDS AND RIGHTS

9.1 Dividends

Subject to the provisions of the Act and the Articles, the Board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid, in whole or in part, in money or property or by issuing fully paid shares or options or rights to acquire fully paid shares of the Corporation.

If shares of the Corporation are issued in payment of a dividend, the Corporation may add all or part of the value of those shares to the appropriate issued and paid-up share capital account.

The Corporation may not declare and pay a dividend, except by issuing shares or options or rights to acquire shares, if there are reasonable grounds for believing that the Corporation is, or would after the payment be, unable to pay its liabilities as they become due.

The Corporation may deduct from the dividends payable to a shareholder any amount due to the Corporation by the shareholder, on account of calls for payment or otherwise.

9.2 Dividend Cheques

A dividend payable in cash may be paid by cheque drawn on the Corporation’s banks or by electronic means to the order of each registered holder of shares of the class or series in respect of which it has been declared. Cheques may be sent by prepaid ordinary mail to such registered holder at such holder’s address recorded in the Corporation’s securities register, unless in each case such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and, if more than one address is recorded in the Corporation’s securities register in respect of such joint holding, the cheque shall be mailed to the first address so appearing. The mailing of such cheque, in such manner, unless the cheque is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3 Non-receipt or Loss of Cheques

In the event of non-receipt or loss of any dividend cheque by the Person to whom it is sent, the Corporation shall issue to such Person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt or loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.4 Record Date for Dividends and Rights

The Board may fix, in advance, in accordance with applicable securities law requirements, a record date for the determination of the shareholders entitled to receive dividends.

9.5 Unclaimed Dividends

Any dividend unclaimed after a period of two (2) years from the date on which the dividend has been declared to be payable shall be forfeited and shall revert to the Corporation.

10 - NOTICES

10.1 Method of Giving Notices

Any notice, communication or document (“notice”) to be given or sent pursuant to the Act, the Articles, the By-laws or otherwise to a shareholder, Director, officer or auditor shall be sufficiently given or sent if given or sent by prepaid mail, prepaid transmitted, recorded, or electronic communication capable of providing a written copy of such notice, or delivered Personally to such Person’s latest address as shown on the securities register of the Corporation or, in the case of a Director, if more current, the address as shown in the most recent declaration filed under the Act Respecting the Legal Publicity of Enterprises (Québec). A notice shall be deemed to have been received on the date when it is delivered Personally, or on the fifth (5th) day after mailing, or on the date of dispatch of a transmitted or recorded electronic communication. The secretary may change or cause to be changed the recorded address of any shareholder, Director, officer or auditor in accordance with any information believed by the secretary to be reliable.

10.2 Notice to Joint Shareholders

Subject to the Securities Act (Québec) and applicable regulations in securities laws, if two or more Persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such Persons shall be sufficient notice to all of them.

10.3 Undelivered Notices

If any notice given to a shareholder pursuant to section 10.1 is returned on two consecutive occasions because the shareholder cannot be found, the Corporation shall not be required to give any further notice to such shareholder until such shareholder informs the Corporation in writing of the shareholder’s new address.

10.4 Omissions and Errors

The accidental omission to give or send any notice to any shareholder, Director, officer or auditor, or the non-receipt of any notice by any such Person or any error in any notice not affecting the substance thereof, shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise based thereon.

10.5 Persons Entitled by Death or Operation of Law

Every Person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given or sent to the shareholder from whom the Person derives title to such share prior to that Person’s name and address being entered on the securities register (whether such notice was given or sent before or after the happening of the event upon which that Person becomes so entitled) and prior to that Person furnishing to the Corporation the proof of authority or evidence of entitlement prescribed by the Act.

10.6 Waiver of Notice

Any shareholder (or shareholder’s duly appointed proxyholder), Director, officer or auditor may at any time waive the giving or sending of any notice, or waive or abridge the time for any notice, required to be given to that Person under any provision of the Act, the Articles, the By-laws or otherwise and such waiver or abridgement shall cure any default in the giving or sending or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing or given by electronic signature except a waiver of notice of a Shareholders Meeting or of the Board which may be given in any manner.

11 - Miscellaneous

11.1 Declarations to the Enterprise Register

A Director, officer or any authorized person signs the declarations which must be sent by the Corporation to the enterprise registrar under the Act respecting the legal publicity of enterprises (Québec).

11.2 Enactment, Repeal and Amendment of the By-Law

The Directors may from time to time amend the present By-law, repeal the provisions thereof in whole or in part or add thereto by adopting any other administrative by-law or any other by-law dealing with any other applicable matter. Subject to the applicable provisions of the Act, any such amendment, repeal or addition is effective as of the date of the resolution of the Board adopting it. It must be submitted to the shareholders for approval at the next Shareholders Meeting, and the shareholders may, by ordinary resolution, ratify, amend or reject it. It ceases to be effective at the close of the Shareholders’ Meeting if it is rejected by or not submitted to the shareholders. However, By-law amendments relating to procedural matters with respect to Shareholders Meetings take effect only once they have received shareholder approval.

The Board is authorized to make any clerical change to the By-law to correct typographical errors or to clarify the meaning of a particular provision without requiring the approval of the shareholders.

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The foregoing By-law was adopted by the Board of Directors of the Corporation pursuant to the provisions of the Business Corporations Act (Québec), on March 30, 2022 and ratified by the shareholders on [•], 202[•] .